As filed with the Securities and Exchange Commission on April 27, 1998
                                                      1933 Act File No. 33-74668
                                                      1940 Act File No. 811-8326


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 11
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 12


                          MFS VARIABLE INSURANCE TRUST
             (Exact name of registrant as specified in its charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|_| on [date] pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(1)
|_| on [date] pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on [date] pursuant to paragraph (a)(3) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


================================================================================

                          MFS VARIABLE INSURANCE TRUST


                           MFS Emerging Growth Series
                                MFS Value Series
                               MFS Research Series
                          MFS Growth With Income Series
                             MFS Total Return Series
                              MFS Utilities Series
                             MFS High Income Series
                          MFS World Governments Series
              MFS/Foreign & Colonial Emerging Markets Equity Series
                                 MFS Bond Series
                           MFS Limited Maturity Series
                             MFS Money Market Series
                            MFS New Discovery Series



                              Cross Reference Sheet
                              ---------------------

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART A           PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------           ------------------                        -------------------
  1  (a), (b)         Front Cover Page                                       *


  2  (a)              Expense Summary                                        *

     (b), (c)                        *                                       *

  3  (a)              Condensed Financial Information                        *

     (b)                             *                                       *

     (c)              Information Concerning Shares                          *
                       of Each Series - Performance
                       Information

     (d)              Condensed Financial Information                        *


                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART A           PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------           ------------------                        -------------------
  4  (a)              Front Cover Page; Investment                           *
                       Concept of the Trust;
                       Investment Objectives and
                       Policies; Investment Techniques

     (b)              Investment Objectives and                              *
                       Policies; Investment Techniques

     (c)              Investment Objectives and                              *
                       Policies; Additional Risk Factors

  5  (a)              Investment Concept of the Trust;                       *
                       Management of the Series

     (b)              Management of the Series -                             *
                       Investment Adviser;
                       Back Cover Page

     (c)              Management of the Series -                             *
                       Investment Adviser

     (d)              Management of the Series -                   Management of the Trust -
                       Administrator                                Administrator

     (e)              Management of the Series -                             *
                       Shareholder Servicing Agent;
                       Back Cover Page

     (f)              Information Concerning Shares                          *
                       of Each Series - Expenses;
                       Condensed Financial
                       Information; Expense Summary

     (g)              Additional Risk Factors - Portfolio                    *
                       Trading

     (h)                             *                                       *

  5A (a), (b), (c)                   **                                      **




                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART A           PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------           ------------------                        -------------------
  6  (a)              Information Concerning Shares                          *
                       of Each Series - Description of
                       Shares, Voting Rights and
                       Liabilities; Information
                       Concerning Shares of Each
                       Series - Purchases and
                       Redemptions

     (b)              Information Concerning Shares                          *
                        of Each Series - Description of
                        Shares, Voting Rights and
                        Liabilities

     (c), (d)                        *                                       *

     (e)              Shareholder Communications                             *

     (f)              Information Concerning Shares                          *
                       of Each Series - Distributions;

     (g)              Information Concerning Shares                          *
                       of Each Series - Tax Status;
                       Information Concerning Shares
                       of Each Series - Distributions

     (h)                             *                                       *

  7  (a)              Management of the Series -                             *
                       Distributor; Back Cover Page

     (b)              Information Concerning Shares                          *
                       of Each Series - Purchases and
                       Redemptions; Information
                       Concerning Shares of Each
                       Series - Net Asset Value

     (c), (d), (e), (f)              *                                       *

     (g)                             *                                       *

  8  (a), (b)         Information Concerning Shares                          *
                       of Each Series - Purchases and
                       Redemptions

     (c)                             *                                       *

     (d)              Information Concerning Shares                          *
                       of Each Series - Purchases and
                       Redemptions

  9                                  *                                       *





                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART B           PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------           ------------------                        -------------------
10  (a), (b)                          *                             Front Cover Page

11                                    *                             Front Cover Page

12                                    *                             General Information and
                                                                     Definitions

13  (a)                               *                             Investment Techniques

    (b)                               *                             Investment Techniques;
                                                                     Investment Restrictions

    (c)                               *                             Investment Restrictions

    (d)                Additional Risk Factors -                              *
                        Portfolio Trading

14  (a), (b)                          *                             Management of the Trust -
                                                                     Trustees and Officers

    (c)                               *                             Management of the Trust -
                                                                     Trustee Compensation
                                                                     Table

15  (a)                               *                                       *

    (b), (c)                          *                             Management of the Trust

16  (a)              Management of the Series -                     Management of the Trust -
                      Investment Adviser                             Investment Adviser;
                                                                    Management of the Trust -
                                                                     Trustees and Officers

    (b)              Management of the Series -                     Management of the Trust -
                      Investment Adviser;                            Investment Adviser
                      Expenses

    (c)                               *                                       *




                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART B           PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------           ------------------                        -------------------
    (d)              Management of the Series -                     Management of the Trust -
                      Administrator                                  Administrator

    (e)                               *                             Portfolio Transactions and
                                                                     Brokerage Commissions

    (f), (g)                          *                                       *

    (h)                               *                             Management of the Trust -
                                                                     Custodian; Independent
                                                                     Auditors and Financial
                                                                     Statements; Back Cover Page

    (i)                               *                             Management of the Trust -
                                                                     Shareholder Servicing Agent

17  (a), (b), (c),                    *                             Portfolio Transactions and
    (d), (e)                                                         Brokerage Commissions

18  (a)                               *                             Description of Shares, Voting
                                                                     Rights and Liabilities

    (b)                               *                                       *

19  (a)                               *                                       *

    (b)              Information Concerning Shares                  Management of the Trust -
                      of Each Series - Net Asset                     Distributor; Determination
                      Value; Information Concerning                  of Net Asset Value;
                      Shares of Each Series -                        Performance Information -
                      Purchases and Redemptions                      Net Asset Value

    (c)                               *                                       *

20                                    *                             Tax Status

21  (a), (b)                          *                             Management of the Trust -
                                                                     Distributor

    (c)                               *                                       *





                                                                          STATEMENT OF
   ITEM NUMBER                                                             ADDITIONAL
FORM N-1A, PART B           PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------           ------------------                        -------------------
22  (a), (b)                          *                             Determination of Net Asset
                                                                     Value; Performance Information

23                                    *                             Independent Auditors and
                                                                     Financial Statements

-----------------------
*    Not Applicable
**   Contained in Annual Report

MFS[RegTM] VARIABLE                         PROSPECTUS
INSURANCE TRUST(SM)                         May 1, 1998
--------------------------------------------------------------------------------
MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 13 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"):


-- MFS Emerging Growth Series (the "Emerging Growth Series"), which seeks to provide long-term growth of capital;
-- MFS Value Series (the "Value Series"), which seeks capital appreciation;
-- MFS Research Series (the "Research Series"), which seeks to provide long-term growth of capital and future income;
-- MFS Growth With Income Series (the "Growth With Income Series"), which seeks to provide reasonable current income and long-term growth of capital and income;
-- MFS Total Return Series (the "Total Return Series"), which seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income;
-- MFS Utilities Series (the "Utilities Series"), which seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities);

-- MFS High Income Series (the "High Income Series"), which seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features;
-- MFS World Governments Series (the "World Governments Series"), which seeks not only preservation but also growth of capital, together with moderate current income;
-- MFS/Foreign & Colonial Emerging Markets Equity Series (the "Emerging Markets
   Equity Series"), which seeks capital appreciation;
-- MFS Bond Series (the "Bond Series"), which seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital;
-- MFS Limited Maturity Series (the "Limited Maturity Series"), which seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily to protect shareholders' capital;
-- MFS Money Market Series (the "Money Market Series"), which seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity; and
-- MFS New Discovery Series (the "New Discovery Series"), which seeks capital appreciation.


                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                               ----------------

INVESTMENTS IN THE MONEY MARKET SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                                                        (continued on next page)

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1998, as amended or supplemented from time to time ("SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

                               ----------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

                               ----------------

THE HIGH INCOME SERIES MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS--LOWER RATED BONDS"). THE EMERGING GROWTH SERIES, THE VALUE SERIES, THE RESEARCH SERIES, THE GROWTH WITH INCOME SERIES, THE EMERGING MARKETS EQUITY SERIES AND THE NEW DISCOVERY SERIES ARE INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL OR CAPITAL APPRECIATION. BECAUSE OF THEIR INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURITIES, INVESTMENTS IN EACH SERIES (EXCEPT FOR THE LIMITED MATURITY SERIES AND THE MONEY MARKET SERIES) MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES.









   Investors should read this Prospectus and retain it for future reference.

TABLE OF CONTENTS


                                                                        Page
                                                                       -----
 1. Expense Summary ................................................     4
 2. Condensed Financial Information ................................     6
 3. Investment Concept of the Trust ................................    18
 4. Investment Objectives and Policies .............................    18
      MFS Emerging Growth Series ...................................    19
      MFS Value Series .............................................    19
      MFS Research Series ..........................................    20
      MFS Growth With Income Series ................................    20
      MFS Total Return Series ......................................    20
      MFS Utilities Series .........................................    21
      MFS High Income Series .......................................    23
      MFS World Governments Series .................................    23
      MFS/Foreign & Colonial Emerging Markets Equity Series ........    25
      MFS Bond Series ..............................................    25
      MFS Limited Maturity Series ..................................    26
      MFS Money Market Series ......................................    27
      MFS New Discovery Series .....................................    28
 5. Certain Securities and Investment Techniques ...................    28
 6. Additional Risk Factors ........................................    37
 7. Management of the Series .......................................    41
 8. Information Concerning Shares of Each Series ...................    45
      Purchases and Redemptions ....................................    45
      Net Asset Value ..............................................    46
      Distributions ................................................    46
      Tax Status ...................................................    47
      Description of Shares, Voting Rights and Liabilities .........    47
      Performance Information ......................................    48
      Expenses .....................................................    48
      Shareholder Communications ...................................    49
Appendix A--Description of Bond Ratings ............................    A-1
Appendix B--Principal Sectors of the Utilities Industry ............    B-1
Appendix C--Portfolio Composition Charts ...........................    C-1


1. EXPENSE SUMMARY

Annual Operating Expenses (as a percentage of average net assets):



                                                                        MFS                                           MFS
                                                                     Emerging          MFS             MFS           Growth
                                                                      Growth          Value         Research      With Income
                                                                      Series          Series         Series          Series
                                                                    ----------   ---------------   ----------   ---------------
    Management Fee ..............................................       0.75%          0.75%           0.75%          0.75%
    Other Expenses (after expense limitation)(1) ................       0.12%          0.25%(2)        0.13%          0.25%(2)
                                                                        ----           -------         ----           -------
    Total Operating Expenses (after expense limitation) .........       0.87%          1.00%(2)        0.88%          1.00%(2)


                                                                        MFS                             MFS             MFS
                                                                       Total            MFS             High           World
                                                                       Return        Utilities         Income       Governments
                                                                       Series          Series          Series          Series
                                                                  --------------- --------------- --------------- ---------------
    Management Fee ..............................................       0.75%           0.75%           0.75%           0.75%
    Other Expenses (after expense limitation)(1) ................       0.25%(2)        0.25%(2)        0.25%(2)        0.25%(2)
                                                                        -------         -------         -------         -------
    Total Operating Expenses (after expense limitation) .........       1.00%(2)        1.00%(2)        1.00%(2)        1.00%(2)




                                                                MFS/
                                                             Foreign &
                                                              Colonial
                                                              Emerging          MFS
                                                              Markets           Bond
                                                           Equity Series       Series
                                                          --------------- ---------------
    Management Fee ......................................       1.25%           0.60%
    Other Expenses (after expense limitation)(1) ........       0.25%(2)        0.40%(2)
                                                                -------         -------
    Total Operating Expenses (after expense
     limitation) ........................................       1.50%(2)        1.00%(2)



                                                                MFS                            MFS
                                                              Limited           MFS            New
                                                              Maturity     Money Market     Discovery
                                                               Series         Series          Series
                                                          --------------- -------------- ---------------
    Management Fee ......................................       0.55%          0.50%           0.90%
    Other Expenses (after expense limitation)(1) ........       0.45%(2)       0.10%(2)        0.25%(2)
                                                                -------        -------         -------
    Total Operating Expenses (after expense
     limitation) ........................................       1.00%(2)       0.60%(2)        1.15%(2)


--------------------
(1) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear expenses for these Series, subject to reimbursement by these Series, such that each such Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year: 0.40% for the Bond Series, 0.45% for the Limited Maturity Series, 0.10% for the Money Market Series, and 0.25% for each remaining Series. See "Information Concerning Shares of Each Series--Expenses." Otherwise, "Other Expenses" and "Total Operating Expenses" for each such Series would be:





                                                       "Other Expenses"     "Total Operating Expenses"
                                                        Without Expense          Without Expense
Series                                                    Limitation                Limitation
---------------------------------------------------   ------------------   ---------------------------
       Value ......................................           1.33%                    2.08%
       Growth With Income .........................           0.35%                    1.10%
       Total Return ...............................           0.27%                    1.02%
       Utilities ..................................           0.45%                    1.20%
       High Income ................................           0.40%                    1.15%
       World Governments ..........................           0.40%                    1.15%
       Emerging Markets Equity (estimate) .........           4.67%                    5.92%
       Bond .......................................           2.98%                    3.58%
       Limited Maturity ...........................           5.65%                    6.20%
       Money Market ...............................           0.86%                    1.36%
       New Discovery (estimate) ...................           0.47%                    1.37%

                              Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Series, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:



                                                              Period
                                           --------------------------------------------
Series                                      1 Year     3 Years     5 Years     10 Years
----------------------------------------   --------   ---------   ---------   ---------
       Emerging Growth .................      $ 9        $29         $ 50        $111
       Value ...........................       10         32           55         122
       Research ........................        9         29           51         113
       Growth With Income ..............       10         32           55         122
       Total Return ....................       10         32           55         122
       Utilities .......................       10         32           55         122
       High Income .....................       10         32           55         122
       World Governments ...............       10         32           55         122
       Emerging Markets Equity .........       15         47           82         179
       Bond ............................       10         32           55         122
       Limited Maturity ................       10         32           55         122
       Money Market ....................        6         19           33          75
       New Discovery ...................       12         37          N/A         N/A


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in a Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.


     The "Example" set forth above should not be considered a representation of past or future expenses of any Series; actual expenses may be greater or less than those shown.

2. CONDENSED FINANCIAL INFORMATION

     The following financial information has been audited since the commencement of investment operations of each Series and should be read in conjunction with the financial statements included in the Series' Annual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                            Emerging Growth Series

                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................        $ 13.24               $ 11.41               $  10.00
                                                                 -------               -------               --------
Income from investment operations#--
 Net investment income (loss)[sec] ......................        $ (0.06)              $ (0.01)              $   0.01
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................           2.95                  1.95                   1.74
                                                                 --------              --------              --------
   Total from investment operations .....................        $  2.89               $  1.94               $   1.75
                                                                 --------              --------              --------
Less distributions declared to shareholders--
 From net investment income .............................        $    --               $    --               $  (0.01)
 From net realized gain on investments and foreign
   currency transactions ................................             --                 (0.06)                 (0.26)
 In excess of net realized gain on investments and
   foreign currency transactions ........................             --                 (0.05)                    --
 From capital ...........................................             --                    --                  (0.07)
                                                                 --------              --------              --------
   Total distributions declared to shareholders .........        $    --               $ (0.11)              $  (0.34)
                                                                 --------              --------              --------
Net asset value--end of period ..........................        $ 16.13               $ 13.24               $  11.41
                                                                 ========              ========              ========
Total return ............................................          21.90%                17.02%                 17.41%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................           0.90%                 1.00%                  1.00%+
 Net investment income (loss) ...........................          (0.38)%               (0.08)%                 0.10%+
Portfolio turnover ......................................            112%                   96%                    73%
Average commission rate### ..............................        $0.0616              $ 0.0401                     --
Net assets at end of period (000 omitted) ...............       $384,480              $104,956               $  3,869

--------------------
    * For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31, 1995.
    +  Annualized.
   ++  Not annualized.
    #  Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for Series' with fiscal years beginning on or after September 1, 1995.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at no more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss ...........     $ (0.05)      $ (0.03)      $  (0.18)
     Ratios (to average net assets):
      Expenses## ...................        0.87%         1.16%          2.91%+
      Net investment loss ..........       (0.35)%       (0.23)%        (1.78)%+

                                 Value Series



                                                                           Year Ended           Period Ended
                                                                       December 31, 1997     December 31, 1996*
                                                                      -------------------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period ..............................       $ 10.66                $ 10.00
                                                                                                 -------
Income from investment operations#--
 Net investment income[sec] .......................................       $  0.12                $  0.07
 Net realized and unrealized gain on investments and foreign
   currency transactions ..........................................          2.66                   0.88
                                                                          -------                -------
   Total from investment operations ...............................       $  2.78                $  0.95
                                                                          -------                -------
Less distributions declared to shareholders--
 From net investment income .......................................       $ (0.09)               $ (0.03)
 From net realized gain on investments and foreign currency
   transactions ...................................................         (1.54)                 (0.21)
 In excess of net realized gain on investments and foreign currency
   transactions ...................................................            --                  (0.01)
 From capital .....................................................         (0.13)                 (0.04)
                                                                          ---------              --------
   Total distributions declared to shareholders ...................       $ (1.76)               $ (0.29)
                                                                          ---------              --------
Net asset value--end of period ....................................       $ 11.68                $ 10.66
                                                                          =========              ========
Total return ......................................................         26.47%                  8.78%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses .........................................................          1.00%                  1.00%+
 Net investment income ............................................          0.91%                  1.72%+
Portfolio turnover ................................................           270%                    44%
Average commission rate ...........................................       $0.0401                $0.0204
Net assets at end of period (000 omitted) .........................       $ 5,660                $ 1,351

--------------------
    * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Expenses are calculated without reduction for fees paid indirectly.
[sec] The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:


     Net investment loss ...........      $(0.02)        $(0.04)
     Ratios (to average net assets):
      Expenses## ...................        2.08%          3.83%+
      Net investment loss ..........       (0.18)%        (1.11)%+

                                Research Series


                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................      $  13.13               $ 10.89                $  10.00
                                                               --------               -------                --------
Income from investment operations#--
 Net investment income[sec] .............................      $   0.05               $  0.06                $   0.05
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................          2.62                  2.37                    1.01
                                                               --------               -------                --------
   Total from investment operations .....................      $   2.67               $  2.43                $   1.06
                                                               --------               -------                --------
Less distributions declared to shareholders--
 From net investment income .............................      $     --               $ (0.02)               $  (0.03)
 From net realized gain on investments and foreign
   currency transactions ................................            --                 (0.16)                  (0.14)
 In excess of net realized gain on investments and
   foreign currency transactions ........................            --                 (0.01)                     --
                                                               --------               -------                --------
   Total distributions declared to shareholders .........      $     --               $ (0.19)               $  (0.17)
                                                               --------               -------                --------
Net asset value--end of period ..........................      $  15.80               $ 13.13                $  10.89
                                                               ========               =======                ========
Total return ............................................         20.26%                22.33%                  10.62%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................          0.92%                 1.00%                   1.00%+
 Net investment income ..................................          0.34%                 0.47%                   1.15%+
Portfolio turnover ......................................            99%                   56%                     28%
Average commission rate### ..............................      $ 0.0544               $0.0295                      --
Net assets at end of period (000 omitted) ...............      $285,845               $35,710                $  2,530

--------------------
    * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated with fiscal years beginning on or after September 1, 1995.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:


     Net investment income (loss) ..........      $0.06           --         $(0.08)
     Ratios (to average net assets):
      Expenses## ...........................       0.88%        1.48%          3.90%+
      Net investment income (loss) .........       0.38%          --          (1.73)%+

                           Growth With Income Series


                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................       $ 12.98               $ 10.61                $  10.00
                                                                -------               -------                --------
Income from investment operations#--
 Net investment income[sec] .............................       $  0.16               $  0.18                $   0.05
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................          3.70                  2.42                    0.61
                                                                -------               -------                --------
   Total from investment operations .....................       $  3.86               $  2.60                $   0.66
                                                                -------               -------                --------
Less distributions declared to shareholders--
 From net investment income .............................       $ (0.07)              $ (0.09)               $  (0.05)
 From net realized gain on investments and foreign
   currency transactions ................................         (0.29)                (0.13)                     --
 In excess of net realized gain on investments and
   foreign currency transactions ........................         (0.04)                (0.01)                     --
                                                                -------               -------                --------
   Total distributions declared to shareholders .........       $ (0.40)              $ (0.23)               $  (0.05)
                                                                -------               -------                --------
Net asset value--end of period ..........................       $ 16.44               $ 12.98                $  10.61
                                                                =======               =======                ========
Total return ............................................         29.78%                24.46%                   6.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................          1.00%                 1.00%                   1.00%+
 Net investment income ..................................          0.93%                 1.52%                   2.20%+
Portfolio turnover ......................................            42%                   41%                      2%
Average commission rate### ..............................       $0.0455               $0.0351                      --
Net assets at end of period (000 omitted) ...............       $58,045               $ 9,174                $    365

--------------------
   * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[sec] The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:


     Net investment income (loss) ..........      $0.13        $0.05         $ (0.41)
     Ratios (to average net assets):
      Expenses## ...........................       1.10%        2.07%          21.44%+
      Net investment income (loss) .........       0.82%        0.46%         (18.24)%+

                              Total Return Series



                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................       $ 13.71               $ 12.25                $  10.00
                                                                -------               -------                --------
Income from investment operations#--
 Net investment income[sec] .............................       $  0.52               $  0.46                $   0.41
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................          2.40                  1.30                    2.32
                                                                -------               -------                --------
   Total from investment operations .....................       $  2.92               $  1.76                $   2.73
                                                                -------               -------                --------
Less distributions declared to shareholders--
 From net investment income .............................       $    --               $ (0.21)               $  (0.25)
 From net realized gain on investments and foreign
   currency transactions ................................            --                 (0.09)                  (0.23)
                                                                -------               -------                --------
   Total distributions declared to shareholders .........       $    --               $ (0.30)               $  (0.48)
                                                                -------               -------                --------
Net asset value--end of period ..........................       $ 16.63               $ 13.71                $  12.25
                                                                =======               =======                ========
Total return ............................................         21.30%                14.37%                  27.34%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................          1.00%                 1.00%                   1.00%+
 Net investment income ..................................          3.25%                 3.59%                   3.83%+
Portfolio turnover ......................................            93%                   76%                     16%
Average commission rate### ..............................       $0.0554               $0.0485                      --
Net assets at end of period (000 omitted) ...............       $75,612               $19,250                $  2,797

--------------------
   * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
[sec] The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income ..........      $0.52        $0.32        $0.22
     Ratios (to average net assets):
      Expenses## ....................       1.02%        2.10%        2.49%+
      Net investment income .........       3.23%        2.49%        2.09%+

                               Utilities Series


                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................       $ 13.66               $ 12.57                $  10.00
                                                                -------               -------                --------
Income from investment operations#--
 Net investment income[sec] .............................       $  0.44               $  0.55                $   0.39
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................          3.89                  1.78                    3.00
                                                                -------               -------                --------
   Total from investment operations .....................       $  4.33               $  2.33                $   3.39
                                                                -------               -------                --------
Less distributions declared to shareholders--
 From net investment income .............................       $    --               $ (0.35)               $  (0.24)
 From net realized gain on investments and foreign
   currency transactions ................................            --                 (0.88)                  (0.58)
 In excess of realized gain on investments and foreign
   currency transactions ................................            --                 (0.01)                     --
                                                                -------               -------                --------
   Total distributions declared to shareholders .........       $    --               $ (1.24)               $  (0.82)
                                                                -------               -------                --------
Net asset value--end of period ..........................       $ 17.99               $ 13.66                $  12.57
                                                                =======               =======                ========
Total return ............................................         31.70%                18.51%                  33.94%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................          1.00%                 1.00%                   1.00%+
 Net investment income ..................................          2.92%                 4.19%                   3.66%+
Portfolio turnover ......................................            69%                  121%                     94%
Average commission rate### ..............................       $0.0306               $0.0416                $     --
Net assets at end of period (000 omitted) ...............       $30,147               $ 9,572                $  2,373

--------------------
    * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[sec] The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income ..........      $0.41        $0.32        $0.17
     Ratios (to average net assets):
      Expenses## ....................       1.20%        2.75%        3.08%+
      Net investment income .........       2.71%        2.44%        1.62%+

                              High Income Series


                                                                  Year Ended            Year Ended           Period Ended
                                                              December 31, 1997     December 31, 1996     December 31, 1995*
                                                             -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period .....................         $ 10.87               $ 10.29              $  10.00
                                                                   -------               -------              --------
Income from investment operations#--
 Net investment income[sec] ..............................         $  0.95               $  0.89              $   0.34
 Net realized and unrealized gain on investments .........            0.52                  0.32                  0.18
                                                                   -------               -------              --------
   Total from investment operations ......................         $  1.47               $  1.21              $   0.52
                                                                   -------               -------              --------
Less distributions declared to shareholders--
 From net investment income ..............................         $    --               $ (0.53)             $  (0.23)
                                                                   -------               -------              --------
 From net realized gain on investments ...................              --                 (0.10)                   --
                                                                   -------               -------              --------
   Total distributions declared to shareholders ..........         $    --               $ (0.63)             $  (0.23)
                                                                   -------               -------              --------
Net asset value--end of period ...........................         $ 12.34               $ 10.87              $  10.29
                                                                   =======               =======              ========
Total return .............................................           13.52%                11.80%                 5.25%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ................................................            1.00%                 1.00%                 1.00%+
 Net investment income ...................................            8.17%                 8.18%                 8.17%+
Portfolio turnover .......................................             139%                  135%                   32%
Net assets at end of period (000 omitted) ................         $30,662               $12,994              $  1,946

--------------------
    * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
[sec] Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income ..........      $0.93        $0.82        $0.20
     Ratios (to average net assets):
      Expenses ......................       1.15%        1.62%        4.38%+
      Net investment income .........       8.02%        7.56%        4.82%+

                           World Governments Series


                                                     Year Ended          Year Ended         Period Ended         Period Ended
                                                 December 31, 1997   December 31, 1996   December 31, 1995*   December 31, 1994*
                                                ------------------- ------------------- -------------------- -------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period ..........     $    10.58            $ 10.17             $  9.82             $  10.00
                                                    ----------            -------             -------             --------
Income from investment operations#--
 Net investment income[sec] ...................     $     0.61            $  0.60             $  0.63             $   0.17
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...............................          (0.73)             (0.19)               0.78                (0.09)
                                                    ----------            -------             -------             --------
   Total from investment operations ...........     $    (0.12)           $  0.41             $  1.41             $   0.08
                                                    ----------            -------             -------             --------
Less distributions declared to
 shareholders--
 From net investment income ...................     $    (0.17)           $    --             $ (0.42)            $  (0.17)
 From net realized gain on investments
   and foreign currency transactions ..........          (0.08)                --                  --                   --
 In excess of net investment income ...........             --                 --               (0.54)               (0.09)
 In excess of net realized gain on
   investments and foreign currency
   transactions ...............................             --[dbldag]         --                  --                   --
 From tax return of capital ...................             --                 --               (0.10)                  --
                                                    ----------            -------            --------             --------
   Total distributions declared to
    shareholders ..............................     $    (0.25)           $    --            $  (1.06)            $  (0.26)
                                                    ----------            -------            --------             --------
Net asset value--end of period ................     $    10.21            $ 10.58            $  10.17             $   9.82
                                                    ==========            =======            ========             ========
Total return ..................................          (1.13)%             4.03%              14.38%                0.79%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses . ...................................           1.00%              1.00%               1.00%                1.00%+
 Net investment income ........................           5.96%              5.84%               6.05%                4.68%+
Portfolio turnover ............................            335%               361%                211%                  62%
Net assets at end of period (000 omitted) .....     $   38,058            $26,023            $  7,424             $  2,881

--------------------
       * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1994.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for fees paid indirectly.
[dbldag] Per share amount was less than $0.01 per share.
   [sec] The investment adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income .............    $0.59      $0.50      $0.53      $0.16
     Ratios (to average net assets):
      Expenses## .......................     1.15%      2.03%      1.99%      1.10%+
      Net investment income ............     5.81%      4.81%      5.09%      4.58%+

                        Emerging Markets Equity Series


                                                                       Year Ended
                                                                   December 31, 1997*
                                                                  --------------------
Per share data (for a share outstanding throughout the period):
Net asset value--beginning of period ..........................        $ 10.00
                                                                       -------
Income from investment operations#--
 Net investment income[sec]** .................................        $    --
 Net realized and unrealized loss on investments and foreign
   currency transactions ......................................          (1.00)
                                                                       -------
   Total from investment operations ...........................        $ (1.00)
                                                                       -------
Net asset value--end of period ................................        $  9.00
                                                                       =======
Total return ..................................................         (10.00)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses .....................................................           1.50%+
 Net investment income ........................................           0.16%+
Portfolio turnover ............................................              8%
Average commission rate .......................................        $0.0210
Net assets at end of period (000 omitted) .....................        $ 1,357

--------------------
    * For the period from the commencement of the Series' investment operations, October 16, 1997, through December 31, 1997.
   ** The net investment income per share for the period was $0.004.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.50% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:


     Net investment loss ...........       $(0.15)
     Ratios (to average net assets):
      Expenses## ...................         5.92%+
      Net investment loss ..........        (4.26)%+

                                  Bond Series


                                                                  Year Ended            Year Ended           Period Ended
                                                              December 31, 1997     December 31, 1996     December 31, 1995*
                                                             -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period .....................        $ 10.06                $ 10.19              $  10.00
                                                                  -------                -------              --------
Income from investment operations#--
 Net investment income[sec] ..............................        $  0.64                $  0.58              $   0.09
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........           0.38                  (0.36)                 0.21
                                                                  -------                -------              --------
   Total from investment operations ......................        $  1.02                $  0.22              $   0.30
                                                                  -------                -------              --------
Less distributions declared to shareholders--
 From net investment income ..............................        $    --                $ (0.35)             $  (0.09)
 From net realized gain on investments and foreign
   currency transactions .................................             --                     --                 (0.02)
                                                                  -------                --------             --------
   Total distributions declared to shareholders ..........        $  0.00                $ (0.35)             $  (0.11)
                                                                  -------                --------             --------
Net asset value--end of period ...........................        $ 11.08                $ 10.06              $  10.19
                                                                  =======                ========             ========
Total return .............................................          10.14%                  2.09%                 3.02%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ................................................           1.00%                  1.00%                 1.00%+
 Net investment income ...................................           6.04%                  5.84%                 4.89%+
Portfolio turnover .......................................            219%                   231%                   55%
Net assets at end of period (000 omitted) ................        $ 4,004                $   853              $    228

--------------------
    * For the period from the commencement of investment operations, October
      24, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
[sec] The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Series, the net investment income per share and the ratios would have been:


     Net investment income (loss)# .........    $0.37        $(0.26)      $(0.70)
     Ratios (to average net assets):
      Expenses## ...........................     3.58%         9.45%       43.85%+
      Net investment income (loss) .........     3.46%        (2.61)%     (37.96)%+

                            Limited Maturity Series


                                                                         Year Ended           Period Ended
                                                                     December 31, 1997     December 31, 1996*
                                                                    -------------------   -------------------
Per share data (for a share outstanding throughout the period):
Net asset value--beginning of period ............................         $ 10.01              $  10.00
                                                                          -------              --------
Income from investment operations#--
 Net investment income[sec] .....................................         $  0.62              $   0.25
 Net realized and unrealized gain (loss) on investments .........           (0.01)                 0.01
                                                                          -------              --------
   Total from investment operations .............................         $  0.61              $   0.26
                                                                          -------              --------
Less distributions declared to shareholders--
 From net investment income .....................................         $ (0.60)             $  (0.25)
                                                                          -------              --------
 From net realized gain on investments ..........................           (0.01)                   --
   Total distributions declared to shareholders .................         $ (0.61)             $  (0.25)
Net asset value--end of period ..................................         $ 10.01              $  10.01
                                                                          =======              ========
Total return ....................................................            6.08%                 2.61%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................            1.00%                 1.00%+
 Net investment income ..........................................            6.13%                 6.61%+
Portfolio turnover ..............................................             167%                  109%
Net assets at end of period (000 omitted) .......................         $   701              $    523

--------------------
    * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
[sec] Subject to the reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fee, at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:


     Net investment income ..........      $0.10        $0.01
     Ratios (to average net assets):
      Expenses## ....................       6.20%        7.55%+
      Net investment income .........       0.93%        0.06%+

                              Money Market Series



                                                              Year Ended            Year Ended           Period Ended
                                                          December 31, 1997     December 31, 1996     December 31, 1995*
                                                         -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period .................         $ 1.00                $ 1.00               $   1.00
                                                               ------                ------               --------
Income from investment operations#--
 Net investment income[sec] ..........................         $ 0.05                $ 0.04               $   0.04
 Less distributions declared to shareholders from net
   investment income .................................         $(0.05)                (0.04)                 (0.04)
                                                               ------                ------               -------
Net asset value--end of period .......................         $ 1.00                $ 1.00               $   1.00
                                                               ======                ======               ========
Total return .........................................           4.91%                 4.55%                  4.37%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ............................................           0.60%                 0.60%                  0.60%+
 Net investment income ...............................           4.91%                 4.53%                  4.54%+
Net assets at end of period (000 omitted) ............         $8,755                $  633               $    180

--------------------
    * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
[sec] Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain expenses of the Series at not more than 0.60% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:


     Net investment income (loss) ..........      $0.04        $ (0.21)       $(0.14)
     Ratios (to average net assets):
      Expenses .............................       1.36%         27.74%        21.54%+
      Net investment income (loss) .........       4.15%        (22.61)%      (16.37)%+

3. INVESTMENT CONCEPT OF THE TRUST

     The Trust is an open-end, registered management investment company comprised of the following thirteen series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Emerging Markets Equity Series, Bond Series, Limited Maturity Series, Money Market Series and New Discovery Series. Each Series is a segregated, separately managed portfolio of securities. All of the Series, except the Utilities Series and the World Governments Series, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

     The Trust currently offers shares of each Series to insurance company separate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

     Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to withdraw its investments in one or more Series. This might force a Series to sell securities at disadvantageous prices.

     Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

     The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Series. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of each Series and the officers of the Trust are responsible for the operations. The Adviser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.


4. INVESTMENT OBJECTIVES AND POLICIES

     Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no assurance that the objectives of any Series will be achieved.


     In addition to the specific investment practices described below, each Series may also engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI under the caption "Certain Securities and Investment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS Emerging Growth Series -- The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.


     The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the Series may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the Series will invest primarily in common stocks, the Series may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps")) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 5% of its net assets in these securities. For a description of these ratings, see Appendix A to this Prospectus.


     The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

     Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS Value Series -- The Value Series' investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation.


     While the Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 25% of its net assets in these securities. For a description of these ratings, see Appendix A to this Prospectus.

     Consistent with its investment objective and policies described above, the Series may also invest up to 50% (but generally expects to invest between 10% and 25%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, commercial paper, short-term obligations, repurchase agreements or debt securities are held to provide for future purchases of common stock or other securities and may also be held as a temporary defensive measure when the Adviser determines security markets to be overvalued.


MFS Research Series -- The Research Series' investment objective is to provide long-term growth of capital and future income.

     The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.


     The Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or by Fitch), and, with respect to no more than 10% of the Series' net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) or securities which the Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see Appendix A to this Prospectus.


     Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities) which are not traded on a U.S. exchange.

MFS Growth With Income Series -- The Growth With Income Series' investment objectives are to provide reasonable current income and long-term growth of capital and income.


     Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.


     Consistent with its investment objective and policies described above, the Series may also invest up to 75% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.


MFS Total Return Series -- The Total Return Series' primary investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in non-convertible fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities.


     The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. The Total Return Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' non-convertible fixed income investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or by Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income securities that are in these lower rating categories and comparable unrated securities (see "Additional Risk Factors" below). Generally, most of the Series' long-term non-convertible fixed income investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings.


     The Series may also invest in United States government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS Utilities Series -- The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


     The Utilities Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. At least 80% of the non-convertible fixed income securities held by the Series will be rated at the time of investment at least Baa by Moody's or BBB by S&P, by Fitch or by Duff & Phelps, or will be of comparable quality as determined by the Adviser (see "Additional Risk Factors" below). See Appendix A to this Prospectus for a description of these ratings. The Series may also invest in debt and equity securities of issuers in other industries, as discussed below, although under normal circumstances not more than 35% of the Series' assets will be so invested. In addition, the Series may hold a portion of its assets in cash and money market instruments.


     Companies in the utilities industry include (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and
(ii) companies engaged in telecommunications, including telephone, cellular telephones, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting). The Adviser deems a particular company to be in the utilities industry if, at the time of investment, the Adviser determines that at least 50% of the company's assets or revenues are derived from one or more of those industries. The portion of the Utilities Series' assets invested in a particular type of utility and in equity or debt securities will vary in light of changes in interest rates, market conditions and economic conditions and other factors. For further information on the principal sectors of the utilities industry in which the Series may invest, see Appendix B to this Prospectus.

     Consistent with its investment objective and policies described above, the Series may also invest up to 35% of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

     Since the Utilities Series' investments are concentrated in utility securities, the value of the Series' shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The rates many utility companies may charge their customers are controlled by governmental regulatory commissions which may result in a delay in the utility company passing along increases in costs to its customers. Furthermore, there is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; securing financing for large construction projects during an inflationary period; difficulties of the capital markets in absorbing utility debt and equity securities; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas for resale or fuel for electric generation at reasonable prices; coping with the general effects of energy conservation, particularly in light of changing policies regarding energy; and special risks associated with the construction and operation of nuclear power generating facilities, including technical factors and costs, and the possibility that federal, state and municipal government authorities may from time to time review existing requirements and impose additional requirements. Certain utility companies, especially gas and telephone utility companies, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, since many foreign utilities use fuel that causes more pollution than those used in the U.S., such utilities may be required to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S.

     The Utilities Series is permitted to invest in securities of issuers that are outside the utilities industry, although under normal circumstances not more than 35% of the Series' assets will be so invested. Such investments may include common stocks, debt securities (including municipal debt securities) and preferred stocks and will be selected to meet the Series' investment objective of both capital growth and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to the utilities industry and, therefore, may be subject to similar risks.

     Investments outside the utilities industry may also include U.S. Government Securities, as that term is defined under "Investment Objectives and Policies--MFS Total Return Series" above. When and if available, U.S. Government Securities may be purchased at a discount from face value. However, the Series does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on the securities remain attractive.

MFS High Income Series -- The investment objective of the High Income Series is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

     Fixed income securities offering the high current income sought by the High Income Series normally include those fixed income securities which offer a current yield above that generally available on debt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). The Series may invest up to 100% of its net assets in such securities. For a description of these rating categories, see Appendix A to this Prospectus and Appendix C for a chart showing the Series' holdings of fixed income securities broken down by rating category as of the end of its most recent fiscal year. (See "Additional Risk Factors" below.) However, since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be assured. The dividends paid by the Series will increase or decrease in relation to the income received by the Series from its investments, which would in any case be reduced by the expenses of the Series before such income is distributed to its shareholders.

     Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government or any of their respective political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by instruments).

     Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Under normal market conditions, not more than 25% of the value of the total assets of the High Income Series will be invested in equity securities, including common stocks, warrants and rights.

     Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 10%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. The Series has authority to invest up to 25% of its total assets in securities issued or guaranteed by foreign governments or their agencies or instrumentalities. (See "Additional Risk Factors" below.)

     The High Income Series may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion of the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of such industry justifies such an investment.

     When and if available, fixed income securities may be purchased at a discount from face value. However, the High Income Series does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Series may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

MFS World Governments Series -- The World Governments Series' investment objective is to seek not only preservation but also growth of capital, together with moderate current income.

     The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Series attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Series' assets invested in securities issued abroad and denominated in foreign currencies will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Series' portfolio is internationally diversified. However, for temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Series' investments may be in the U.S.

     Under normal economic and market conditions, at least 80% of the Series' portfolio is invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

     Consistent with its investment objective and policies described above, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. Although the percentage of the Series' assets invested in foreign securities will vary, at least 65% of the Series' assets will be invested in at least three different countries, one of which may be the U.S., except when the Adviser believes that investing for temporary defensive purposes is appropriate. The Adviser will determine the amount of the World Governments Series' assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be invested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. The Series will not invest 25% or more of the value of its assets in the securities of any one foreign government. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

     The World Governments Series will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Series' return. Investments in non-dollar denominated securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Series may hold foreign currency received in connection with investments in foreign securities and in anticipation of purchasing foreign securities. (See "Additional Risk Factors" below.)

     The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the World Governments Series invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

     It is contemplated that the World Governments Series' long-term debt investments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Series purchases such a security, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

MFS/Foreign & Colonial Emerging Markets Equity Series -- The Emerging Markets Equity Series' investment objective is to seek capital appreciation. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of capital appreciation.


     The Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries. The Adviser and the Sub-Adviser expect to take a global approach to portfolio management by weighting the Series' investments towards countries in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. See "Certain Securities and Investment Techniques--Emerging Market Securities" below.


     While the Series intends to invest primarily in equity securities, the Series may also invest less than 35% of its net assets in non-convertible fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Additional Risk Factors--Lower Rated Bonds" below. The Adviser and the Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.

     The Series does not intend to emphasize any particular country or region in making its investments, but under normal market conditions, the Series will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Risk Factors--Investments in One or a Limited Number of Countries" below. Currently, the Series does not expect to invest more than 25% of its net assets in issuers whose principal activities are located in a single country. The Series will seek to reduce risk by investing its assets in a number of markets and issuers, performing investment analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.

     For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of the Series' investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. The Series is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Series' net assets may be invested in securities denominated in foreign currencies and multinational currency units.

MFS Bond Series -- The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

     The Series seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in:

     (1)  convertible and non-convertible debt securities and preferred stocks;

     (2) U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above; and

     (3) commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and bankers' acceptances).

     Not more than 20% of the Series' net assets will be invested in convertible and non-convertible securities rated below the four highest grades of S&P, Fitch or Duff & Phelps (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or
Baa) and comparable unrated securities. For a description of these ratings see Appendix A to this Prospectus and Appendix C for a chart showing the Series' holdings of fixed income securities broken down by rating category as of the end of its most recent fiscal year. For a discussion of the risks of investing in these securities see "Additional Risk Factors" below.

     Although the Bond Series may purchase Canadian and other foreign securities, under normal market conditions, it may not invest more than 10% of its assets in non-dollar denominated non-Canadian foreign securities, including emerging market securities and Brady Bonds. The Series may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Certain Securities and Investment Techniques" and "Additional Risk Factors" below.)


     The Bond Series may not directly purchase common stocks. However, the Series may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

MFS Limited Maturity Series -- The Limited Maturity Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

     In seeking to achieve its investment objectives, the Limited Maturity Series invests, under normal market conditions, substantially all its assets in the following securities:


     1. Debt securities (including corporate asset-backed securities and mortgage pass-through securities discussed below) which have a rating within the four highest grades as determined by S&P, Fitch or Duff & Phelps (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) and comparable unrated securities; for a description of these rating categories, see Appendix A to this Prospectus;


     2. U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above; or

     3. Commercial paper, repurchase agreements, cash or cash equivalents (such as certificates of deposit and bankers' acceptances).


     The Limited Maturity Series will only invest in securities rated within the four highest grades, as determined by S&P or Moody's or Fitch, and comparable unrated securities. In addition, the dollar-weighted average quality of the Series will be within the three highest grades, as determined by S&P or Moody's, Fitch or Duff & Phelps (or the Adviser in the case of unrated securities).


     Under normal market conditions, substantially all the securities in the Series' portfolio will have remaining maturities of five years or less or estimated remaining average lives of five years or less. In the case of mortgage-backed and corporate asset-backed securities as well as collateralized mortgage obligations, the average life is likely to be substantially shorter than the stated final maturity as a result of unscheduled principal prepayments.

     For purposes of the foregoing investment policy, securities having a certain maturity will be deemed to include securities with an equivalent "duration" of such securities. "Duration" is a commonly used measure of the longevity of a debt instrument that takes into account the full stream of payments received on a debt instrument, including both interest and principal payments, based on their present values. A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and taking the dollar-weighted average time until those payments will be received. Contractual rights to dispose of a security will be considered in cal-culating duration because such rights limit the period during which the Series bears a market risk with respect to the security.


     The Limited Maturity Series may invest up to 25% of its assets in dollar-denominated foreign debt securities which may include emerging market securities and Brady Bonds. (See "Certain Securities and Investment Techniques" and "Additional Risk Factors" below.)


MFS Money Market Series -- The Money Market Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

     The Money Market Series seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in the following instruments:

     (a) U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above (including repurchase agreements collateralized by such securities);

     (b) obligations of banks (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10% of the Series' total assets will be invested in such insured obligations;


     (c) commercial paper which at the date of investment is rated A-1 by S&P or by Fitch or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P, by Fitch or by Duff & Phelps, or Aa or better by Moody's (for a description of these ratings, see Appendix A to this Prospectus); and

     (d) short-term (maturing in 13 months or less) corporate obligations which at the date of investment are rated AA or better by S&P or by Fitch, Aa or better by Moody's, or D-1 by Duff & Phelps.


     The Money Market Series may also invest up to 20% of its total assets in debt instruments not specifically described in (a) through (d) above, provided that such instruments are deemed by the Trustees of the Trust to be of comparable high quality and liquidity and provided that such investments are in accordance with applicable law. The Money Market Series may invest its assets in the securities of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Series may contain such securities, an investment in the Series may involve a greater degree of risk than an investment in a fund which invests only in debt obligations of U.S. domestic issuers, due to the possibility that there may be less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. (See "Additional Risk Factors" below.)

     In addition, the Money Market Series may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group when, in the opinion of management, yield differentials and money market conditions suggest such investments are advisable and when cash is available for such investments and instruments are available for purchase which fulfill the Series' objective in terms of quality and marketability.

     All the assets of the Money Market Series will be invested in obligations which mature in 13 months or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 13 months. The Money Market Series will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Currently, the dollar-weighted average maturity of the investments of the Series may not exceed 90 days.

MFS New Discovery Series -- The New Discovery Series' investment objective is to seek capital appreciation.

     The Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in companies that the Adviser believes offer superior prospects for growth. Such securities may either be listed on securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies. While companies in which the Series invests may be of any size, such as companies in a relatively early stage of development that offer the potential for accelerated earnings or revenue growth (emerging growth companies), or larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, or structural changes in the economy, the Series will generally invest in companies with small market capitalizations relative to companies included in the Standard & Poor's 500 Stock Index. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. The Series seeks to maintain a portfolio weighted median capitalization of $2 billion or less.

     The Series may also invest in fixed income securities offering an opportunity for capital appreciation, including up to 10% of its net assets in fixed income securities rated BB or lower by S&P, Fitch or Duff & Phelps, or Ba or lower by Moody's, or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix B to the Prospectus (see also "Additional Risk Factors - Lower Rated Bonds" in the Prospectus.

     The Series may engage in short sales of securities which the Adviser expects to decline in price (see "Short Sales" below).

     Consistent with its investment objective and policies described above, the Series may also invest up to (but not including) 20% of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts).

5. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

  Equity Securities: Each Series (except the World Governments Series, the Limited Maturity Series and the Money Market Series) may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.


  Lending of Portfolio Securities: Each Series (except the Money Market Series) may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

  Emerging Market Securities: Consistent with their respective objectives, each Series (except the Money Market Series) may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or Sub-Adviser, as applicable, to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser or Sub-Adviser, as applicable, determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

  Brady Bonds: Each Series (except the Research Series and Money Market Series) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


  Repurchase Agreements: Each Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Series has adopted certain procedures intended to minimize risk.


  "When-Issued" Securities: Each Series (except the Research Series, the World Governments Series and the Money Market Series) may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will segregate liquid assets sufficient to cover its commitments.


  Mortgage "Dollar Roll" Transactions: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Series sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Series record these transactions as sale and purchase transactions, rather than as borrowing transactions. A Series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.


  Restricted Securities: Each Series (except the Growth With Income Series) may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets (not more than 10% of its net assets in the case of the Money Market Series) in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Series' portfolio.


  Corporate Asset-Backed Securities: Each of the Emerging Growth Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

     Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds: Each of the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the Limited Maturity Series, the High Income Series, the Utilities Series and the New Discovery Series may invest in zero coupon bonds. The Value Series, the Total Return Series, the Bond Series and the High Income Series may also invest in deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. Each Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities:
Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Series may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

     Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.

  Stripped Mortgage-Backed Securities: Each of the Bond Series, the World Governments Series and the High Income Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

     Loan Participations and Other Direct Indebtedness: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the High Income Series and the Emerging Markets Equity Series may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Series may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate a Series to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.

     Mortgage Pass-Through Securities: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series and the High Income Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. The Utilities Series may invest in mortgage pass-through securities that are securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.


     Foreign Growth Securities: The Emerging Markets Equity Series, the Emerging Growth Series, the Value Series, the Research Series, the Growth With Income Series, the Total Return Series, the Utilities Series and the New Discovery Series may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

     Fixed Income Securities: Fixed income securities in which the Emerging Markets Equity Series may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. The Series may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which the Series may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Additional Risk Factors" below. The Series will not invest 35% or more of its net assets, in non-convertible fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Additional Risk Factors -- Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, the Series will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Adviser's credit analysis without relying on published ratings.

     Investment in Other Investment Companies: The Emerging Markets Equity Series may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which the Series may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase thinly traded securities of emerging market companies, or (iii) when the Adviser or the Sub-Adviser believes such investments may be more advantageous to the Series than a direct market purchase of securities. If the Series invests in such investment companies, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of the Adviser) but also will indirectly bear similar expenses of the underlying investment companies.

     Privatizations: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Emerging Markets Equity Series may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.


     Depositary Receipts: Each of the Series (except the Limited Maturity Series and the Money Market Series) may invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser generally does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. The Emerging Markets Equity Series may invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Emerging Markets Equity Series' policy to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


     Structured Securities: The Emerging Markets Equity Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be appointed among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.


     Indexed Securities: Each of the Value Series, the Total Return Series, the High Income Series, the Bond Series, the Utilities Series, the World Governments Series, the Emerging Markets Equity Series and the New Discovery Series may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.

     Swaps and Related Transactions: As one way of managing its exposure to different types of investments, each of the High Income Series, the World Governments Series, the Emerging Markets Equity Series, the Bond Series, the Limited Maturity Series and the New Discovery Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Series with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Series might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


     Each of the High Income Series, the World Governments Series, the Emerging Markets Equity Series, the Bond Series and the Limited Maturity Series may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


     Swap agreements could be used to shift a Series' investment exposure from one type of investment to another. For example, if a Series agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Series' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Series' investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on a Series' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Series may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


     Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for further information on, and the risks involved in, these activities.


     Options on Securities: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series and the New Discovery Series may write (sell) covered put and call options and purchase put and call options on securities. Each of these Series will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Series writes an option that expires unexercised or is closed out by the Series at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Series' position, the option may be exercised and the Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


     By writing a call option on a security, a Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Series retains the risk of depreciation in value of securities on which it has written call options.

     Each of these Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

     In certain instances, the Emerging Markets Equity Series and the Emerging Growth Series may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option. The SAI contains a further discussion of these investments.


     Options on Stock Indices: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Growth With Income Series, the Utilities Series, the Emerging Markets Equity Series and the New Discovery Series may write (sell) covered call and put options and purchase call and put options on stock indices. Each of these Series may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Series will either close out the option at a profit or allow it to expire unexercised. A Series will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.


     Each of these Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.


     "Yield Curve" Options: Each of the Value Series, the Total Return Series, the Bond Series, the World Governments Series, the High Income Series and the New Discovery Series may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by a Series will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.


     Futures Contracts and Options on Futures Contracts: Each of the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Limited Maturity Series, the High Income Series, the Utilities Series and the New Discovery Series may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading ("Futures Contracts"). Each of these Series may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Growth With Income Series, the Emerging Markets Equity Series and the New Discovery Series may purchase and sell Futures Contracts on stock indices, while the Emerging Growth Series, the Value Series, the Total Return Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the Utilities Series and the New Discovery Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each of these Series may also purchase and write Options on such Futures Contracts.

     Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit a Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss.


     Purchases of Options on Futures Contracts may present less risk in hedging a Series' portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Series may suffer a loss on the transaction.

     Futures Contracts and Options on Futures Contracts that are entered into by a Series will be traded on U.S. and foreign exchanges.

     Forward Contracts: Each Series (except the Limited Maturity Series and Money Market Series) may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). Each of these Series may enter into Forward Contracts for hedging purposes and (except for the Bond Series and the High Income Series) for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, a Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser or Sub-Adviser, as applicable, believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or Sub-Adviser, as applicable, anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. A Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or Sub-Adviser, as applicable, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each of these Series has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

     Options on Foreign Currencies: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series, the Utilities Series and the New Discovery Series may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.

     Short Sales: If the New Discovery Series anticipates that the price of a security will decline, it may sell the security short and borrow the same type of security from a broker or other institution to complete the sale. The Series may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. The Series will segregate liquid assets to cover its short sale obligations. The Series will not sell short securities whose underlying value, minus amounts pledged by the Series as collateral (which does not include the proceeds from the short sale), exceeds 40% of its net assets.


6. ADDITIONAL RISK FACTORS


     Options, Futures Contracts and Forward Contracts: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in losses. Certain Series also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Series may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


     Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Com-mission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.


     Lower Rated Bonds: Each of the Emerging Growth Series, the Value Series, the Research Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the Emerging Markets Equity Series, the High Income Series, the Utilities Series and the New Discovery Series may invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     Each of these Series (except the Limited Maturity Series) may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Series but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.


     Foreign Securities: The Limited Maturity Series may invest in dollar-denominated foreign debt securities. The Money Market Series may invest in dollar-denominated securities of foreign issuers and in dollar-denominated securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The remaining Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. All of the Series (except the Limited Maturity Series and the Money Market Series) may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Such Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

     Emerging Market Securities: Each of the Series (except the Money Market Series) may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Series due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in a Series' portfolio, or if a Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.


     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Series.

     Allocation Among Emerging Markets: The Emerging Markets Equity Series may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Series will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Adviser's determination as to the allocation most appropriate with respect to the Series' investment objective and policies. The Series may invest its assets allocated to investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's and the Sub-Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that the Series' investments are concentrated in one or a few emerging market regions, the Series' investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of the Series to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Series, as compared to a series which limits such allocations.

     Investments in One or a Limited Number of Countries: The Emerging Markets Equity Series will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Series may invest up to 50% of its net assets in issuers located in a single country. To the extent that the Series invests a significant portion of its assets in a single or limited number of countries, the Series' investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of the Series to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of the Series.

     Foreign Currencies: Because the Emerging Markets Equity Series may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the value of the Series' investments, and the value of dividends and interest earned by the Series, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Adviser and Sub-Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Adviser will do so at an appropriate time or that the Adviser and Sub-Adviser will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Adviser hedge the Series' exposure to a foreign currency, and that currency's value rises, the Series will lose the opportunity to participate in the currency's appreciation. The Series may hold foreign currency received in connection with investments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Adviser or Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could also adversely affect the Series' hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.


     Non-diversification: Each of the World Governments Series and the Utilities Series is "non-diversified," as that term is defined in the Investment Company Act of 1940 ( the "1940 Act"), but intends to continue to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Series' total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year the aggregate amount of such holdings (excluding holdings of U.S. Government Securities) may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer (other than U.S. Government Securities). To the extent that a non-diversified Series at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Series will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Series' total return and the net asset value of its shares.


Short-Term Investments for Temporary Defensive Purposes -- During periods of unusual market conditions when the Adviser or Sub-Adviser, as applicable, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of each Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Portfolio Trading

     Each Series intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objectives and policies.

     Each Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objectives. In trading portfolio securities, a Series seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. The Total Return Series' portfolio will be managed actively with respect to the Series' fixed income securities and the asset allocations modified as the Adviser deems necessary. Although the Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Return Series does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Series will effect trades whenever it believes that changes in its portfolio securities are appropriate.


     Because each of the Emerging Growth Series, the Value Series, the High Income Series, the World Governments Series, the Bond Series and the Limited Maturity Series is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a fund with a lesser portfolio turnover rate. Neither the Emerging Markets Equity Series nor the New Discovery Series is anticipated to have a portfolio turnover rate in excess of 100%.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of Contracts for which the Trust is an investment option, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute each Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.


                             --------------------


     The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of each Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Series' policy on borrowing and investing in illiquid securities, the Series' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7. MANAGEMENT OF THE SERIES

     The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Series' day-to-day management.


Investment Adviser -- MFS manages each Series pursuant to an Amended and Restated Investment Advisory Agreement with the Trust on behalf of each Series dated April 14, 1994, as amended and restated on April 30, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Series:


                                          Percentage of the average
                                              daily net assets
Series                                         of each Series
---------------------------------------- --------------------------
Emerging Growth Series .................             0.75%
Value Series ...........................             0.75%
Research Series ........................             0.75%
Growth With Income Series ..............             0.75%
Total Return Series ....................             0.75%
Utilities Series .......................             0.75%
High Income Series .....................             0.75%
World Governments Series ...............             0.75%
Emerging Markets Equity Series .........             1.25%
Bond Series ............................             0.60%
Limited Maturity Series ................             0.55%
Money Market Series ....................             0.50%
New Discovery Series ...................             0.90%

     For the fiscal year ended December 31, 1997, MFS received the following management fees from the Series under the Advisory Agreement and assumed the following amounts of the Series' expenses (see "Expenses" below):


                                            Management Fee     Expenses Assumed
Series                                        Paid to MFS           by MFS
----------------------------------------   ----------------   -----------------
Emerging Growth Series .................      $1,887,980           $     0
Value Series ...........................          32,114            45,870
Research Series ........................       1,343,324                 0
Growth With Income Series ..............         188,365            26,920
Total Return Series ....................         331,670             9,651
Utilities Series .......................         131,652            35,371
High Income Series .....................         169,309            30,909
World Governments Series ...............         247,419            50,767
Emerging Markets Equity Series .........           3,350            11,922
Bond Series ............................          13,699            59,063
Limited Maturity Series ................           3,129            29,715
Money Market Series ....................          26,348            40,048

FCM -- The Emerging Markets Equity Series Advisory Agreement permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, the Adviser has engaged Foreign & Colonial Management Ltd., a company incorporated under the laws of England and Wales ("FCM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Series. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-Five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining 35% of the outstanding voting securities of Hypo F&C is owned by 4 closed-end publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of January 31, 1998, FCM managed approximately

U.S. $42.61 billion of assets, including approximately U.S. $30.68 billion of assets in equity securities and approximately U.S. $11.93 billion of assets in fixed income securities.


     Under a separate Sub-Advisory Agreement between the Adviser and FCM, dated October 16, 1997 (the "Sub-Advisory Agreement"), the Adviser may delegate to FCM the authority to make investment decisions for the Series. It is presently intended that FCM will provide portfolio management services for the Series. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 0.65% of the average daily net assets managed by FCM of the Series on an annualized basis. The Adviser and FCM have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement they anticipate that certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the Series and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Series, will be shared.


FCEM -- The Emerging Markets Equity Series Sub-Advisory Agreement permits FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Sub-Advisory Agreement, FCM has engaged Foreign & Colonial Emerging Markets Limited, a company incorporated under the laws of England and Wales ("FCEM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Series. FCEM is a wholly owned subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of January 31, 1998, FCEM managed approximately U.S. $4.21 billion of assets invested in emerging markets.


     Under a separate Sub-Advisory Agreement between FCM and FCEM, dated October 16, 1997, FCM may delegate to FCEM the authority to make investment decisions for the Series. It is presently intended that FCEM will provide management services for the portion of the assets of the Series invested in emerging markets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 0.65% of the average daily net assets managed by FCEM of the Series on an annualized basis.

     The identity and background of the portfolio managers for each Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of each Series.



Series                                                           Portfolio Managers
---------------------------   ---------------------------------------------------------------------------------------
Emerging Growth Series        John W. Ballen, an Executive Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1984. Toni Y. Shimura, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987. Ms. Shimura became a portfolio manager of the Series on November 30, 1995.

Value Series                  John F. Brennan, Jr., a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985.

Research Series               The Series is currently managed by a committee comprised of various equity research analysts employed by the Adviser.

Growth With Income Series     Kevin R. Parke, an Executive Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985. John D. Laupheimer, a Senior Vice President of MFS,
                              has been employed by the Adviser as a portfolio manager since 1981.


Series                                                              Portfolio Managers
--------------------------   -----------------------------------------------------------------------------------------------
Total Return Series          David M. Calabro, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1992. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Series' portfolio. Geoffrey L. Kurinsky, a Senior
                             Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987.
                             Mr. Kurinsky is the manager of the Series' fixed income securities. Constantinos G. Mokas, a Vice President of MFS, has been a portfolio manager of the Series since April 1, 1998, and has been employed by the Adviser as a portfolio manager since 1990. Mr. Mokas is the manager of the Series' convertible securities. Lisa B. Nurme, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987. Ms. Nurme is a manager of the common stock portion of the Series' portfolio. Maura A. Shaughnessy, a Senior Vice
                             President of MFS, has been employed by the Adviser as a portfolio manager since 1991. Ms.
                             Shaughnessy is a manager of the common stock portion of the Series' portfolio. Each individual became a portfolio manager of the Series on July 19, 1995.

Utilities Series             Maura A. Shaughnessy, a Senior Vice President of the Adviser, has been employed by the
                             Adviser as a portfolio manager since 1991.

High Income Series           Bernard Scozzafava, a Vice President of the Adviser, has been employed by the Adviser as a portfolio manager since 1989.

World Governments Series     Stephen C. Bryant, a Senior Vice President of the Adviser, has been employed by the
                             Adviser as a portfolio manager since 1987.

Emerging Markets             Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, has been employed by FCEM
Equity Series                as a portfolio manager since 1993. Prior to 1993, Mr. Banerji served as Joint Head of
                             Emerging Markets for Citibank Global Asset Management. Jeffery Chowdhry, a Director
                             of FCEM, has been employed by FCEM as a portfolio manager since 1994. Prior to 1994,
                             Mr. Chowdry was a portfolio manager at BZW Investment Management.

Bond Series                  Geoffrey L. Kurinsky, a Senior Vice President of the Adviser, has been employed by the
                             Adviser as a portfolio manager since 1987.

Limited Maturity Series      James J. Calmas, a Vice President of the Adviser, has been the Series' portfolio manager since January 1, 1998, and has been employed by the Adviser as a portfolio manager since 1988.

New Discovery Series         Brian E. Stack, a Vice President of the Adviser, has been employed by the Adviser as a portfolio manager since 1993.

     MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS[RegTM] Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors

Trust. Net assets under the management of the MFS organization were approximately $72.0 billion on behalf of approximately 2.8 million investor accounts as of January 30, 1998. As of such date, the MFS organization managed approximately $47.2 billion of assets invested in equity securities and approximately $20.8 billion of assets invested in fixed income securities. Approximately $4.2 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar-denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John
W. Ballen, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman and President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Mr. Ballen is an Executive Vice President and Chief Equity Officer. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

     W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Ellen Moynihan, Mark E. Bradley and James O. Yost, all of whom are officers of MFS, are officers of the Trust.


     From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the effect of lowering that Series' expense ratio, while the redemption by the Adviser of shares of a Series may have the effect of increasing that Series' expense ratio.


Distributor -- MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, is the distributor of shares of each Series and also serves as distributor for each of the other mutual funds managed by MFS.

Administrator -- MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee of up to 0.015% per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

Shareholder Servicing Agent -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.


8. INFORMATION CONCERNING SHARES OF EACH SERIES

Purchases and Redemptions


     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders received by the Trust before the close of regular trading on the Exchange (normally 4 p.m. eastern time), such purchases and redemptions of the shares of each Series are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for receipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order generally by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

     At the sole discretion of the Trust, each Series may pay redemptions either totally or partially by a distribution in-kind of securities (instead of cash) from such Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. Securities distributed by a Series will be selected by the Adviser in light of the Series' objective and may not generally represent a pro rata distribution of each security held in the Series' portfolio. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     Purchases and exchanges should be made for investment purposes only. The Trust and MFD each reserves the right to reject or restrict any specific purchase or exchange request. The Trust is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Trust defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if the individual or organization makes six or more exchange requests out of any Series per calendar year. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     As noted above, the Trust and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Trust or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Trust and/or MFD may reject all exchange requests into the Series during the remainder of that year.


     The Trust may suspend the right of redemption of shares of any Series and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable;
(iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

     Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from any Series, orderly portfolio management could be disrupted to the potential detriment of such Contract.

Net Asset Value

     The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in a Series' portfolio are determined on the basis of their market or other fair value (amortized cost value in the case of the Money Market Series), as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

Distributions


     All of each Series' (except the Money Market Series') net investment income for any calendar year is declared and paid to its shareholders as dividends on an annual basis. In addition, each Series will make one or more distributions during the calendar year to its shareholders from any net realized long-term and short-term capital gains.

     All of the Money Market Series' net investment income for any calendar year is declared as dividends daily and paid to its shareholders as dividends on a monthly basis. Generally, those dividends are distributed on the last business day of each month in the form of additional shares of the Money Market Series at the rate of one share (and fraction thereof) for each dollar (and fraction thereof) of dividend income or, at the election of the shareholder, in cash. Shares purchased become entitled to dividends declared as of the first day following the date of investment.

     Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

Tax Status


     Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Series would otherwise be required to pay, each Series intends to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because each Series intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay any federal income or excise taxes.

     Shares of the Series are offered only to the Participating Insurance Companies' separate accounts that fund Contracts. See the applicable Contract prospectus for a discussion of the federal income tax treatment of (1) the separate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversification requirements of Subchapter M of the Code, each Series also intends to continue to diversify its assets as required by Code Section 817(h)(1) and the regulations thereunder. See also "Tax Status" in the SAI.


Description of Shares, Voting Rights and Liabilities

     Each Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of each Series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to that Series, but shares of all Series vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that affects solely that Series, but will otherwise vote together with all other Series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

     Each share of a Series represents an equal proportionate interest in the Series with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should a Series be liquidated, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.


     As of February 27, 1998, MFS Fund Distributors, Inc., Boston, MA, owns of record 95.14% of the Emerging Markets Equity Series' shares and 79.77% of the Limited Maturity Series' shares, and, therefore, is a controlling entity of such Series; United of Omaha Life Insurance Company, Omaha, NE, owns of record 66.32% of the Value Series' shares, 69.95% of the High Income Series' shares and 36.04% of the World Governments Series' shares, and, therefore, is a controlling entity of such Series; Merrill Lynch Life Insurance Company, Jacksonville, FL, owns of record 25.58% of the Emerging Growth Series' shares and 42.18% of the Research Series' shares, and, therefore, is a controlling entity of such Series. Ameritas Life Insurance Company--Separate Account VA-2 (Annuity), Lincoln, NE, owns of record 47.61% of the Utilities Series' shares, and, therefore, is a controlling entity of the Series; Cuna Mutual Life Variable Annuity Account, Waverly, IA, owns of record 35.60% of the World Governments Series' shares, and, therefore, is a controlling entity of the Series; Citicorp Life Insurance Company owns of record 44.83% of the Money Market Series shares, and, therefore, is a controlling entity of the Series; and First Citicorp Life Insurance Company, Dover, DE, owns of record 42.62% of the Bond Series' Shares and 53.76% of the Money Market Series' shares, and, therefore, is a controlling entity of such Series.


Performance Information


     Each Series' performance may be quoted in advertising in terms of yield and, except for the Money Market Series, total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for a Series includes the effect of deducting that Series' expenses, but may not include charges and expenses attributable to any particular insurance product. Excluding these charges from quotations of a Series' performance has the effect of increasing the performance quoted. Performance for a Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1997, please see the Series' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

     Money Market Series: From time to time, quotations of the Money Market Series' "yield" and "effective yield" may be included in advertisements, sales literature or reports to shareholders or prospective investors. The yield of the Money Market Series refers to the investment income generated by the Series over a specified seven-day period (the ending date of which will be stated). Included in "investment income" is the amortization of market premium or accretion of market and original issue discount. This income is then "annualized." That is, the amount of income generated by the Series during that week is assumed to be generated during each week over a 365 day period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


     Other Series: From time to time, quotations of a Series' total return and yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. The total return of a Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Series. Cumulative total return represents the cumulative change in value of an investment in a Series. Both will assume that all dividends and capital gains distributions were reinvested. The yield of a Series refers to net investment income generated by a Series over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

Expenses


     The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Series (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to each Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of each Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Series and the preparation, printing and mailing of prospectuses are borne by each Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.


     Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of each of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series (after taking into effect any compensating balance and offset arrangements) except for management fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed the following percentages of the average daily net assets of the Series (the "Maximum Percentage"): 0.40% for the Bond Series, 0.45% for the Limited Maturity Series, 0.10% for the Money Market Series, and 0.25% for each remaining Series. The payments made by MFS on behalf of each Series under this arrangement are subject to reimbursement by the Series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Series' "Other Expenses" will not exceed the Maximum Percentage. The obligation of MFS to bear a Series' Other Expenses pursuant to this arrangement, and the Series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the Series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001, in the case of the New Discovery Series).

     The expense reimbursement arrangement has terminated for the Emerging Growth Series and Research Series.


Shareholder Communications

     Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

     Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                             --------------------


     The SAI for the Trust, dated May 1, 1998, as amended or supplemented from time to time, contains more detailed information about each of the Series, including information related to: (i) the investment policies and restrictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust; (iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of each Series; (vi) the determination of net asset value of shares of each Series; and (vii) certain voting rights of shareholders of each Series.

                                                                     APPENDIX A


                          Description of Bond Ratings


     The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.



                        Moody's Investors Service, Inc.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. an application for rating was not received or accepted;

     2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

     3. there is a lack of essential data pertaining to the issue or issuer; or

     4. the issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                      Standard & Poor's Ratings Services

     AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

     C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


A-1 and P-1 Commercial Paper Ratings

     Description of S&P, Fitch and Moody's highest commercial paper ratings:

     The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.



                                  Fitch IBCA

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.


                        Duff & Phelps Credit Rating Co.

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possession risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


     DP: Preferred stock with dividend arrearages.

                       Duff & Phelps Short-Term Ratings


     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                     APPENDIX B


                  Principal Sectors of the Utilities Industry

     The principal sectors of the utility industry in which the Utilities Series may invest are discussed below.

Electric -- The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies historically have been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.

     In the U.S., the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for the de-commissioning of such plants.

Telecommunications -- The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the U.S. are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditionally regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities.

Gas -- Gas transmission companies and gas distribution companies are also undergoing significant changes. In the U.S., interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

Water -- Water supply utilities are companies that collect, purify, distribute and sell water. In the U.S. and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

                             --------------------

     There can be no assurance that the positive developments noted above, including those relating to changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

                                                                     APPENDIX C



                            MFS TOTAL RETURN SERIES
                          PORTFOLIO COMPOSITION CHART
                    For Fiscal Year Ended December 31, 1997

     The table below shows the percentages of the Series' assets at December 31, 1997 invested in bonds assigned to the various rating categories by Moody's, S&P, Fitch IBCA and Duff & Phelps and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.



               Compiled         Unrated Bonds
   Rating       Ratings     of Comparable Quality       Total
-----------   ----------   -----------------------   ----------
  AAA/Aaa         22.81                                  22.81
  AA/Aa
  A/A              1.00                                   1.00
  BBB/Baa          5.90               0.08                5.98
  BB/Ba            2.62               0.40                3.02
  B/B
  CCC/Caa
  CC/Ca
  C/C
  Default
                  -----               ----               -----
    Total         32.33               0.48               32.81


     The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent years. Rather, the Series' investment objective, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.

                            MFS HIGH INCOME SERIES
                          PORTFOLIO COMPOSITION CHART
                    For Fiscal Year Ended December 31, 1997

     The table below shows the percentages of the Series' assets at December 31, 1997 invested in bonds assigned to the various rating categories by Moody's, S&P, Fitch IBCA and Duff & Phelps and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.



               Compiled         Unrated Bonds
   Rating       Ratings     of Comparable Quality      Total
-----------   ----------   -----------------------   ---------
  AAA/Aaa
  AA/Aa
  A/A
  BBB/Baa         0.57                0.32               0.89
  BB/Ba          12.65                                  12.65
  B/B            75.11                1.53              76.64
  CCC/Caa         3.46                2.15               5.61
  CC/Ca
  C/C             0.02                                   0.02
  Default
                 -----                ----              -----
    Total        91.81                4.00              95.81

     The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent years. Rather, the Series' investment objective, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.

                                MFS BOND SERIES
                          PORTFOLIO COMPOSITION CHART
                    For Fiscal Year Ended December 31, 1997

     The table below shows the percentages of the Series' assets at December 31, 1997 invested in bonds assigned to the various rating categories by Moody's, S&P, Fitch IBCA and Duff & Phelps and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.



               Compiled         Unrated Bonds
   Rating       Ratings     of Comparable Quality       Total
-----------   ----------   -----------------------   ----------
  AAA/Aaa         47.50                                  47.50
  AA/Aa
  A/A              6.50                                   6.50
  BBB/Baa         20.53               0.13               20.66
  BB/Ba            8.64               1.02                9.66
  B/B
  CCC/Caa
  CC/Ca
  C/C
  Default
                  -----               ----               -----
    Total         83.17               1.15               84.32

     The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent years. Rather, the Series' investment objective, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.



Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730


Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000



Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110



Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500


Mailing Address:
P.O. Box 1400, Boston, MA 02104-9985


Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110






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                                  May 1, 1998




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MFS[RegTM] VARIABLE                                    STATEMENT OF
INSURANCE TRUST-                                       ADDITIONAL  INFORMATION
                                                                     MAY 1, 1998
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 1. General Information and Definitions ................................     2
 2. Certain Securities and Investment Techniques .......................     2
 3. Investment Restrictions ............................................    19
 4. Management of the Trust ............................................    20
      Trustees .........................................................    20
      Officers .........................................................    20
      Trustee Compensation Table .......................................    22
      Investment Adviser ...............................................    22
      Investment Advisory Agreement ....................................    23
      Administrator ....................................................    24
      Custodian ........................................................    24
      Shareholder Servicing Agent ......................................    24
      Distributor ......................................................    25
 5. Portfolio Transactions and Brokerage Commissions ...................    25
 6. Tax Status .........................................................    26
 7. Net Income and Distributions .......................................    27
 8. Determination of Net Asset Value; Performance Information ..........    27
 9. Description of Shares, Voting Rights and Liabilities ...............    29
10. Independent Auditors and Financial Statements ......................    30
11. Appendix A--Performance Quotations .................................    A-1


MFS[RegTM] VARIABLE INSURANCE TRUST-
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000




This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated May 1, 1998, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI relates to the thirteen Series of the Trust identified on page two hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts"). Participating Insurance Companies may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectus for those Participating Insurance Companies will be revised to describe only the Series offered. Therefore, while certain versions of the Trust's Prospectus will describe only certain of the Trust's Series, this SAI includes information on other Series which are not offered pursuant to such Prospectuses; in which case information concerning these other Series contained herein should be disregarded.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

1. GENERAL INFORMATION AND DEFINITIONS


MFS Variable Insurance Trust (the "Trust") is a professionally managed open-end management investment company (a "mutual fund") consisting of thirteen separate series: MFS Emerging Growth Series (the "Emerging Growth Series"), MFS Value Series (the "Value Series"), MFS Research Series (the "Research Series"), MFS Growth With Income Series (the "Growth With Income Series"), MFS Total Return Series (the "Total Return Series"), MFS Utilities Series (the "Utilities Series"), MFS High Income Series (the "High Income Series"), MFS World Governments Series (the "World Governments Series"), MFS/ Foreign & Colonial Emerging Markets Equity Series (the "Emerging Markets Equity Series"), MFS Bond Series (the "Bond Series"), MFS Limited Maturity Series (the "Limited Maturity Series"), MFS Money Market Series (the "Money Market Series") and MFS New Discovery Series (the "New Discovery Series") (individually or collectively hereinafter referred to as a "Series" or the "Series"). The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Value Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Emerging Markets Equity Series was previously known as the "Strategic Fixed Income Series" until its name was changed on July 31, 1997.


Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

The Emerging Markets Equity Series has retained as its sub-advisers Foreign & Colonial Management Ltd. ("FCM") and Foreign & Colonial Emerging Markets Limited ("FCEM") (collectively, the "Sub-Adviser"), both of which are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.


2. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


Emerging Markets: The Emerging Markets Equity Series may invest up to 100% of its assets in securities of government, government-related, supranational and corporate issuers located in emerging markets. Each other Series may invest in emerging market securities to the extent that they can invest in foreign securities. Such investments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors" and as more fully described below.

Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities, remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser and the Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Foreign Currencies -- The Series may invest in securities denominated in foreign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Series' assets denominated in those currencies. The Series may attempt to minimize the impact of these changes to the U.S. dollar value of the Series' portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.


Investment in Other Investment Companies: The Emerging Markets Equity Series' investment in other investment companies, as described in the Prospectus, is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), and applicable state securities laws. Such investment may involve the payment of substantial premiums above the value of such invest-

'
ment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.


Lending of Portfolio Securities: Each of the Series (except the Money Market Series) may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, United States ("U.S.") Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of cash collateral, less a fee paid to the borrower. The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of a Series' net assets.


Repurchase Agreements: Each of the Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.


The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. Each Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, each Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


"When-Issued" Securities: Each of the Series (except the Research Series, the World Governments Series and the Money Market Series) may purchase securities on a "when-issued" or on a "forward delivery" basis. Although a Series is not limited as to the amount of these securities for which it may have commitments to purchase on such bases, it is expected that under normal circumstances the Series will not commit more than 20% of its total assets to such purchases. When a Series commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although no Series intends to make such purchases for speculative purposes and each Series intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Series may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

Mortgage "Dollar Roll" Transactions: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Series record these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, a Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Series may also be compensated by receipt of a commitment fee. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

Corporate Asset-Backed Securities: Each of the Emerging Growth Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities: Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of principals of interest payments or principal payments.

Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("'PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Stripped Mortgage-Backed Securities: Each of the Bond Series, the World Governments Series and the High Income Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Loan Participations and Other Direct Indebtedness: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Emerging Markets Equity Series and the High Income Series may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which a Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Series may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

A Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which a Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Series. For example, if a loan or other direct indebtedness is foreclosed, a Series could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Series could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Series relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Series. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Series will include them in the investment limitations described below.

Mortgage Pass-Through Securities: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series and the High Income Series may invest in mortgage pass-through securities. The Utilities Series may invest in mortgage pass-through securities that are securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Series may also buy mortgage-related securities without insurance or guarantees.


Indexed Securities: Each of the Value Series, the Total Return Series, the High Income Series, the Bond Series, the Utilities Series, the World Governments Series, the Emerging Markets Equity Series and the New Discovery Series may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


Swaps and Related Transactions: Each of the High Income Series, the World Governments Series, the Emerging Markets Equity Series, the Bond Series, the Limited Maturity Series and the New Discovery Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.


Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Series' exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Series is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Series' investment objective and policies.


Each of the High Income Series, the World Governments Series, the Emerging Markets Equity Series, the Bond Series and the Limited Maturity Series will maintain cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Series' accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser or Sub-Adviser, as applicable, is incorrect in its forecasts of such factors, the investment performance of a Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, a Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. Each Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


Options on Securities: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series and the New Discovery Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Series may be covered in the manner set forth below.

A call option written by a Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Series) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Series. A put option written by a Series is "covered" if the Series segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is segregated by the Series in liquid assets. Put and call options written by a Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


Effecting a closing transaction in the case of a written call option will permit a Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit a Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Series, provided that another option on such security is not written. If a Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

A Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by a Series is more than the premium paid for the original purchase. Conversely, a Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, a Series may purchase a security and then write a call option against that security. The exercise price of the call a Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; a Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Series in the same market environments that call options are used in equivalent buy-and-write transactions.

A Series may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, a Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Series may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Series may purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

In certain instances, the Emerging Growth Series may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Series than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.


Options on Stock Indices: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Growth With Income Series, the Utilities Series, the Emerging Markets Equity Series and the New Discovery Series may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Series may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Series) upon conversion or exchange of other securities in its portfolio. Where a Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Series. A Series may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is segregated by the Series in assets. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


A Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, a Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Series correlate with changes in the value of the index, writing covered put options on indices will increase a Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by a Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.


Yield Curve Options: Each of the Value Series, the Total Return Series, the Bond Series, the World Governments Series, the High Income Series and the New Discovery Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Series may purchase or write such options for hedging purposes. For example, a Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Series will be "covered." A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Series' net liability under the two options. Therefore, a Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Series' assets (the "SEC illiquidity ceiling").


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. Although the Adviser disagrees with this position, the Adviser intends to limit each Series' writing of over-the-counter options in accordance with the following procedure. Except as provided below, a Series intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Series has in place with such primary dealers will provide that the Series has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Series for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Series will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Series may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.


Futures Contracts: Each of the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Limited Maturity Series, the High Income Series, the Utilities Series and the New Discovery Series may purchase and sell futures contracts ("Futures Contracts") on foreign or domestic fixed income securities or indices of such securities. Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Growth With Income Series, the Emerging Markets Equity Series and the New Discovery Series may purchase and sell Futures Contracts on stock indexes, while the Emerging Growth Series, the Value Series, the Total Return Series, the World Governments Series, the Growth With Income Series, the Emerging Markets Equity Series, the Utilities Series and the New Discovery Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect a Series' current or intended stock investments from broad fluctuations in stock prices. For example, a Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserves could then be used to buy long-term bonds on the cash market. A Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, a Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Options on Futures Contracts: Each Series that may buy or sell Futures Contracts (see "Futures Contracts" above) also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.


Options on Futures Contracts that are written or purchased by a Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

A Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the hold-ing of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Series. A Series may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is segregated by the Series in assets. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.


Forward Contracts on Foreign Currency: Each of the Emerging Growth Series, the Value Series, the Research Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series, the Utilities Series and the New Discovery Series may enter into forward foreign currency exchange contracts for hedging and, in certain Series, non-hedging purposes (collectively, "Forward Contracts"). Forward Contracts may be used for hedging to attempt to minimize the risk to the Series from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Series intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire. A Series also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed income security denominated in a foreign currency. In addition, the Series may enter into Forward Contracts for "cross hedging" purposes (e.g., the purchase or sale of a Forward Contract on one type of currency, as a hedge against adverse fluctuations in the value of a second type of currency).

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices. The Series do not intend, in most instances, to hold Forward Contracts entered into until the value date, at which time they would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Series' profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.


The Series may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, a Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

A Series entering into such transactions will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


Each Series has established procedures which require the use of segregated assets or "cover " in connection with the purchase and sale of such contracts. In those instances in which the Series satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Series' ability to utilize Forward Contracts in the manner set forth above may be restricted.

Options on Foreign Currencies: Each of the Emerging Growth Series, the Value Series, the Total Return Series, the Bond Series, the Emerging Markets Equity Series, the World Governments Series, the Growth With Income Series, the High Income Series, the Utilities Series and the New Discovery Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.


Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


Additional Risk Factors:

Options, Futures and Forward Transactions


Risk of imperfect correlation of hedging instruments with a Series' portfolio. The Series' ability effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolios. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Series bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.


For example, if a Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Series may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Series will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Series enters into transactions in options, or futures on narrowly-based indexes for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indexes, options on currencies and Options on Futures Contracts, the Series are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, a Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Series' portfolio. When a Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a Series' overall return may be lower than if it had not engaged in the hedging transactions.

Those Series that may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for hedging purposes may also enter into such transactions for non-hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Series to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, a Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a potential lack of a liquid secondary market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge their portfolios, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where a Series enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Series to greater risk.

Trading and position limits. The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

Risks of Options on Futures Contracts. The amount of risk a Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

Risks of transactions related to foreign currencies and transactions not conducted on U.S. exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired trans-action. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Series could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. A Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Policies on the use of futures and options on futures contracts. In order to assure that the Series will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Series enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Series' assets after taking into account unrealized profits and unrealized losses on any such contracts the Series has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.


Risks of investing in Lower Rated Bonds


Each of the Emerging Growth Series, the Value Series, the Research Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the Emerging Markets Equity Series, the High Income Series, the Utilities Series and the New Discovery Series may invest in fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


Each of these Series (except the Limited Maturity Series) may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by the Series. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Series invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

Foreign Securities

The Limited Maturity Series may invest in dollar-denominated foreign debt securities. The Money Market Series may invest in dollar-denominated securities of foreign issuers and in dollar-denominated securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). The remaining Series may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

American Depositary Receipts


Each of the Series (except the Limited Maturity Series and the Money Market Series) may invest in American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. A Series may invest in either type of ADR. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. A Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country, and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

Investments in Global Depository Receipts ("GDRs") by the Emerging Markets Equity Series involve substantially the same risks as investments in ADRs.

Short Sales: Each Series may seek to hedge investments or realize additional gains through short sales.

Short sales are transactions in which a Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

A Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Each Series may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by the Series is borrowed and sold short. The Series may also enter into so called "naked" short sales, i.e., when a security identical to or exchangeable into the security borrowed and sold short is not owned by the Series.

A Series will not sell short securities whose underlying value, minus any amounts pledged by the Series as collateral (which does not include the proceeds from the short sale), exceeds 40% of its net assets.

Whenever the Series engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.


                        ------------------------------

A Series' limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3. INVESTMENT RESTRICTIONS


Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a Series, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a Series, as applicable, are represented in person or by proxy). Except for Investment Restriction (1) and nonfundamental investment policy (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of any of the restrictions.


The Trust, on behalf of any Series, may not:


        (1) borrow amounts in excess of 33-1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

        (2) underwrite securities issued by other persons except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

        (3) purchase or sell real estate (including limited partner ship interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

        (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Series' assets in repurchase agreements, shall not be considered the making of a loan; or

        (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations, (ii) the High Income Series may invest up to 40% of its gross assets in each of the electric utility and telephone industries, (iii) the Money Market Series may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group when in the opinion of management yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill that Series' objective in terms of quality and marketability, (iv) the Emerging Markets Equity Series may invest up to 40% of its assets in each of the electric utility and telephone industries and (v) the Utilities Series will invest at least 25% of its gross assets in the utilities industry).


In addition, each Series has adopted the following nonfundamental policies which may be changed by the vote of the Trust's Board of Trustees without shareholder approval. The Trust, on behalf of any Series, will not:


        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Series' assets (taken at market value) (10% of assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation;

        (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

        (3) purchase any securities or evidences of interest therein on margin, except that the Series may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Series may make margin deposits in connection with any type of swap, option, Futures Contracts and Forward Contracts;

        (4) sell any security which the Series does not own unless by virtue of its ownership of other securities the Series has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

        (5) pledge, mortgage or hypothecate in excess of 33-1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Futures Contracts and Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

        (6) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of
(i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

        (7) invest for the purpose of exercising control or management;

        (8) hold obligations issued or guaranteed by any one U.S. Governmental agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

        (9) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry (provided that this restriction does not limit the exceptions set forth in fundamental policy no. (6).


In addition, as nonfundamental policies which may be changed by vote of the Trust's Board of Trustees: (i) each Series, to the extent that it invests in foreign securities, will be invested in a minimum of five different foreign countries at all times, provided that this minimum is reduced to four when foreign country investments comprise less than 80% of the Series' net assets, to three when less than 60% of such value, to two when less than 40% of such value, and to one when less than 20% of such value; (ii) no Series will have more than 20% of its net assets invested in secu-rities of issuers located in any one foreign country, provided that a Series may have up to 35% of its net assets invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany; (iii) no Series may borrow amounts in excess of 10% of its net assets when borrowing for any general purpose or in excess of 25% of net assets when borrowing as a temporary measure to facilitate redemptions; and (iv) no Series may enter into hedging transactions by purchasing put and call options, futures contracts or other derivative instruments on securities, in an aggregate market value equivalent to more than 10% of its total assets. For purposes of clauses (i) and (ii) above, ADRs and European Depositary Receipts shall be deemed to be foreign securities.

4. MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


Trustees

NELSON J. DARLING, JR. (born 12/27/20)
Private Investor and Trustee
Address: 27 School Street, Boston, Massachusetts



WILLIAM R. GUTOW (born 9/27/41)
Private Investor; Real Estate Consultant; Capitol Entertainment
(Blockbuster Video Franchise), Vice Chairman.
Address: 3102 Maple Avenue, #100, Dallas, Texas



JEFFREY L. SHAMES*, (born 6/2/55)
Massachusetts Financial Services Company,
Chairman, Chief Executive
Officer and President



Officers

W. THOMAS LONDON*, Treasurer (born 3/1/44)
Massachusetts Financial Services Company,
Senior Vice President.


STEPHEN E. CAVAN*, Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary.


JAMES R. BORDEWICK, JR.*, Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.


JAMES O. YOST*, Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President.



MARK E. BRADLEY*, Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN MOYNIHAN*, Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
1996); Deloitte & Touche LLP, Senior Manager (until September 1996).


--------------------------------------

*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.



Each officer holds a comparable position with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Cavan is the Secretary of MFD and holds a similar position with certain other MFS affiliates.


As of March 31, 1998, all Trustees and officers as a group owned less than 1% of each Series.


Listed in the chart below are the name, address and percentage of ownership of each person of record or known by the Trust to own of record or beneficially five percent or more of any Series' outstanding securities as of March 31, 1998.





                                                                     % of
                                                                  Outstanding
     Series                     Owner & Address                     Shares
--------------- ---------------------------------------------- ----------------
MFS Emerging    Ameritas Life Insurance Company                 8.42%
Growth Series   Separate Account VA-2 (Annuity)
                5900 O Street
                Lincoln, NE 68510-2234

                United of Omaha Life Insurance Company         10.63%
                Mutual of Omaha Plaza
                Omaha, NE 68175-0001

                Union Central Life Insurance Company            6.58%
                Group Annuity
                Mutual Funds--Station 3
                1876 Waycross Road
                Cincinnati, OH 45240-2899

                Merrill Lynch Life Insurance Company           25.39%
                4804 Deer Lake Drive East
                Building 3, Floor 4
                Jacksonville, FL 32246-6484

                Pruco Life of Arizona                          14.47%
                Flexible Premium Variable Annuity Account
                213 Washington Street
                Floor 7
                Newark, NJ 07102-2917

                CUNA Mutual Life Insurance Company             10.48%
                Variable Annuity Account
                2000 Heritage Way
                Waverly, IA 50677-9202

MFS Value       The American Franklin Life Insurance Company   15.88%
Series          c/o American General Life Insurance Company
                P.O. Box 1591
                Houston,TX 77251-1591

                MFS Fund Distributors, Inc.                    15.04%
                500 Boylston Street
                Boston, MA 02116-3740

                United of Omaha Life Insurance Company         67.87%
                United of Omaha
                Omaha, NE 68175-0001

MFS Research    United of Omaha Life Insurance Company         13.60%
Series          Mutual of Omaha Plaza
                Omaha, NE 68175-0001


                                                                     % of
                                                                  Outstanding
     Series                     Owner & Address                     Shares
--------------- ---------------------------------------------- ----------------
                Merrill Lynch Life Insurance Company           41.71%
                4804 Deer Lake Drive East
                Building 3, Floor 4
                Jacksonville, FL 32246-6484

                Pruco Life of Arizona                          14.16%
                Flexible Premium Variable Annuity Account
                213 Washington Street
                Floor 7
                Newark, NJ 07102-2917

MFS Growth      Ameritas Life Insurance Company                18.88%
With Income     Separate Account VA-2 (Annuity)
Series          5900 O Street
                Lincoln, NE 68510-2252

                Guardian Insurance & Annuity Co., Inc.          8.07%
                A/C Guardian SEP A/C E-VA 75
                c/o Equity Accounting 3S-18
                3900 Burgess Place
                Bethlehem, PA 18017-9097

                Union Central Life Insurance Company           18.58%
                Group Annuity
                Mutual Funds--Station 3
                1876 Waycross Road
                Cincinnati, OH 45240-2899

                Union Central Life Insurance Company           19.75%
                Individual Annuity
                Mutual Funds--Station 3
                1876 Waycross Road
                Cincinnati, OH 45240-2899

                Protective Variable Annuity                     5.37%
                P.O. Box 2606
                Birmingham, AL 35202-2606

                Guardian Insurance & Annuity Co., Inc.          7.12%
                A/C Guardian SEP A/C D-VA 82-NQ
                c/o Equity Accounting 3S-18
                3900 Burgess Place
                Bethlehem, PA 18017-9097

                Guardian Insurance & Annuity Co., Inc.          6.52%
                A/C Guardian SEP A/C D-VA 81-Q
                c/o Equity Accounting 3S-18
                3900 Burgess Place
                Bethlehem, PA 18017-9097

MFS Total       CG Variable Annuity                            22.49%
Return Series   Separate Account II
                c/o Lincoln National Life Insurance Company
                1300 South Clinton Street
                Fort Wayne, IN 46802-3506

                Kansas City Life Insurance Company              5.50%
                Variable Annuity
                P.O. Box 419139
                Kansas City, MO 64141-6139

                United Life & Annuity Insurance Company         9.32%
                Separate Account One
                8545 United Plaza Blvd.
                Baton Rouge, LA 70809-2264

                The American Franklin Life Insurance Company    5.83%
                c/o American General Life Insurance Company
                P.O. Box 1591
                Houston, TX 77251-1591

                Aetna Life Insurance & Annuity Company         24.40%
                151 Farmington Avenue
                Hartford, CT 06156-0001

                Aetna Investment Company of America             9.36%
                151 Farmington Avenue
                Hartford, CT 06156-0001


                                                                           % of
                                                                        Outstanding
       Series                        Owner & Address                      Shares
------------------- ------------------------------------------------ ----------------
MFS Total           First Citicorp Life Insurance Company            10.76%
Return Series       Citicorp Plaza
(cont.)             P.O. Box 7031
                    Dover, DE 19903-7031

MFS Utilities       Ameritas Life Insurance Company                  47.39%
Series              Separate Account VA-2 (Annuity)
                    5900 O Street
                    Lincoln, NE 68510-2252

                    CG Variable Annuity                              19.50%
                    Separate Account II
                    c/o Lincoln National Life Insurance Company
                    1300 South Clinton Street
                    Fort Wayne, IN 46802-3506

                    Kansas City Life Insurance Company               12.14%
                    Variable Annuity
                    P.O. Box 419139
                    Kansas City, MO 64141-6139

                    Jefferson-Pilot                                   6.00%
                    Separate Account A
                    P.O. Box 21008
                    Greensboro, NC 27420-1008

MFS High            United of Omaha Life Insurance Company           70.14%
Income Series       Mutual of Omaha Plaza
                    Omaha, NE 68175-0001

                    Union Central Life Insurance Company             11.75%
                    Group Annuity
                    Mutual Funds--Station 3
                    1876 Waycross Road
                    Cincinnati, OH 45240-2899

                    Union Central Life Insurance Company             11.34%
                    Individual Annuity
                    Mutual Funds--Station 3
                    1876 Waycross Road
                    Cincinnati, OH 45240-2899

MFS World           CUNA Mutual Life Insurance Company               34.91%
Governments         Variable Annuity Account
Series              2000 Heritage Way
                    Waverly, IA 50677-9202

                    Ameritas Life Insurance Company                   5.99%
                    Separate Account VA-2 (Annuity)
                    5900 O Street
                    Lincoln, NE 68510-2252

                    United of Omaha Life Insurance Company           36.16%
                    Mutual of Omaha Plaza
                    Omaha, NE 68175-0001
                    First Citicorp Life Insurance Company             5.05%
                    Citicorp Plaza
                    P.O. Box 7031
                    Dover, DE 19903-7031

MFS/Foreign &       MFS Fund Distributors, Inc.                      88.62%
Colonial Emerging   500 Boylston Street
Markets Equity      Boston, MA 02116-3740
Series
                    COVA Financial Services Life Insurance Company   10.75%
                    d.b.a. COVA Variable Annuity Account One
                    P.O. Box 295
                    Des Moines, IA 50301-0295

MFS Bond            Kansas City Life Insurance Company               24.20%
Series              Variable Annuity
                    P.O. Box 419139
                    Kansas City, MO 64141-6139

                    First Citicorp Life Insurance Company            43.82%
                    Citicorp Plaza
                    P.O. Box 7031
                    Dover, DE 19903-7031


                                                                           % of
                                                                        Outstanding
       Series                        Owner & Address                      Shares
------------------- ------------------------------------------------ ----------------
                    Citicorp Life Insurance Company                  23.25%
                    Citicorp Plaza
                    P.O. Box 7031
                    Dover, DE 19903-7031

MFS Limited         MFS Fund Distributors, Inc.                      69.22%
Maturity Series     500 Boylston Street
                    Boston, MA 02116-3740

                    Valley Forge Life Insurance Company              25.42%
                    Variable Annuity Separate Account
                    Financial Administration Services, Inc.
                    1290 Silas Deane Highway
                    Wethersfield, CT 06109-4303

MFS Money           Citicorp Life Insurance Company                  51.11%
Market Series       Citicorp Plaza
                    P.O. Box 7031
                    Dover, DE 19903-7031

                    First Citicorp Life Insurance Company            48.06%
                    Citicorp Plaza
                    P.O. Box 7031
                    Dover, DE 19903-7031


The Trust pays the compensation of non-interested Trustees (who will receive a fee of $217 per year per Series plus $100 per meeting and $100 per committee meeting attended per Series, together with such Trustee's out-of-pocket expenses).



Trustee Compensation Table(1)


                                                       Total Trustee
                                                         Fees from
                                   Trustee Fees          the Fund
Name of Trustee                from each Series(1)      Complex(2)
---------------------------   ---------------------   --------------
Nelson J. Darling .........           $1,017          $28,684
William R. Gutow ..........            1,017           28,684

Notes:

(1) For the year ended December 31, 1997.
(2) For calendar year ended December 31, 1997. All Trustees receiving compensation served as Trustees of 19 funds advised by MFS (having aggregate net assets at December 31, 1997 of approximately $1,554.1 million).

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


Investment Adviser


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

Investment Advisory Agreement


MFS manages the assets of each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Series dated as of April 14, 1994, as amended and restated on April 30, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series."

For the Trust's fiscal years ended December 31, 1997, 1996 and 1995, respectively, MFS received the following aggregate fees and MFS waived the following fees, in whole or in part, for the same periods:

For the fiscal year ended December 31, 1997:


                                                          Expenses
                                       Management Fee     Assumed
Series                                 Paid to MFS(1)      by MFS
-----------------------------------   ----------------   ---------
Emerging Growth Series ............   $1,887,980         $    0
Value Series ......................       32,114         45,870
Research Series ...................    1,343,324              0
Growth With Income Series .........      188,365         26,920
Total Return Series ...............      331,670          9,651
Utilities Series ..................      131,652         35,371
High Income Series ................      169,309         30,909
World Governments Series ..........      247,419         50,767
Emerging Markets Equity
   Series(2) ......................        3,350         11,922
Bond Series .......................       13,699         59,063
Limited Maturity Series ...........        3,129         29,715
Money Market Series ...............       26,348         40,048

(1) After any applicable fee reduction.
(2) For the period from the commencement of investment operations on October 16, 1997, to December 31, 1997.


For the fiscal year ended December 31, 1996:


                                                           Expenses
                                        Management Fee      Assumed
Series(1)                               Paid to MFS(2)      by MFS
------------------------------------   ----------------   ----------
Emerging Growth Series .............     $314,262           $62,962
Value Series(3) ....................        3,196            12,079
Research Series ....................       92,348            56,859
Growth With Income Series. .........       30,792            42,658
Total Return Series ................       60,979            87,721
Utilities Series ...................       39,863            91,877
High Income Series .................       56,169            45,293
World Governments Series. ..........      126,898           172,556
Bond Series ........................        2,924            40,829
Limited Maturity Series(3) .........        1,064            12,705
Money Market Series ................          858            46,831

--------------------------------------
(1) The Emerging Markets Equity Series had not commenced investment operations prior to December 31, 1996.

(2) After any applicable fee reduction.


(3) For the period from the commencement of investment operations on August 14, 1996 to December 31, 1996.


For the fiscal year ended December 31, 1995:

                                                             Expenses
                                          Management Fee     Assumed
Series(1)                                 Paid to MFS(2)      by MFS
--------------------------------------   ----------------   ---------
Emerging Growth Series(3) ............     $6,262             $15,659
Research Series(4) ...................      4,424              16,913
Growth With Income Series(5) .........        597              16,226
Total Return Series(6) ...............     10,826              25,092
Utilities Series(6) ..................      9,376              25,513
High Income Series(4) ................      3,996              17,847
World Governments Series .............     33,869              43,311
Bond Series(7) .......................        247              17,623
Money Market Series(6) ...............        594              24,976

--------------------------------------
(1) The Value Series, the Emerging Markets Equity Series and the Limited Maturity Series had not commenced investment operations prior to December 31, 1995.
(2) After any applicable fee reduction.
(3) For the period from the commencement of investment operations on July 24, 1995 to December 31, 1995.
(4) For the period from the commencement of investment operations on July 26, 1995 to December 31, 1995.
(5) For the period from the commencement of investment operations on October 9, 1995 to December 31, 1995.
(6) For the period from the commencement of investment operations on January 3, 1995 to December 31, 1995.

(7) For the period from the commencement of investment operations on October 24, 1995 to December 31, 1995.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments, effecting its portfolio transactions.

The Advisory Agreement with the Trust will remain in effect until August 1, 1998, and will continue in effect thereafter with respect to any Series only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series' shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated with respect to any Series without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement with respect to each Series provides that if MFS ceases to serve as the investment adviser to the Series, the Series will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except for willful mis-feasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

FCM -- FCM serves as the Emerging Markets Equity Series' sub-adviser pursuant to a Sub-Advisory Agreement, dated October 16, 1997 between the Adviser and FCM (the "FCM Sub-Advisory Agreements"). The FCM Sub-Advisory Agreement provides that the Adviser may delegate to FCM the authority to make investment decisions for the Series. It is presently intended that FCM will provide portfolio management services for the Series. For these services, the Adviser pays FCM an annual fee computed and paid monthly in an amount equal to 0.65% of the average daily net assets managed by FCM of the Series.

FCEM -- FCEM serves as the Foreign & Colonial Emerging Markets Equity Series' sub-adviser pursuant to a Sub-Advisory Agreement, dated October 16, 1997 between FCM and FCEM (the "FCEM Sub-Advisory Agreement" and together with the FCM Sub-Advisory Agreement, the "Sub-Advisory Agreement"). The FCEM Sub-Advisory Agreement provides that FCM may delegate to FCEM the authority to make investment decisions for the Series. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the Series invested in emerging markets securities. For these services, FCM pays FCEM an annual fee computed and paid monthly in an amount equal to 0.65% of the average daily net assets managed by FCEM of the Series.

Sub-Advisory Agreements -- Each Sub-Advisory Agreement will remain in effect until October 16, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Series' outstanding shares, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. Each FCM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Series' outstanding shares, by the Adviser on not less than 30 days' nor more than 60 days' written notice or by FCM, on not less than 60 days' nor more than 90 days' written notice. The FCEM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Series' on not less than 60 days' nor more than 90 days' written notice.


The FCM Sub-Advisory Agreement provides that if FCM ceases to serve as the sub-adviser to the Series, the Series will change its name so as to delete the words "Foreign & Colonial" and that FCM may render services to others and may permit other fund clients to use the words "Foreign & Colonial" in their names. Each Sub-Advisory Agreement specifically provides that neither FCM or FCEM, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

Administrator

MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Amendment dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

For the period commencing March 1, 1997, through the period ended December 31, 1997, MFS received fees under the Administrative Services Agreement, from each Series, as follows:


                                     Administrative Fee
Series                                  Paid to MFS
---------------------------------   -------------------
Emerging Growth .................         $31,542
Value ...........................             561
Research ........................          23,446
Growth With Income ..............           3,085
Total Return ....................           5,461
Utilities .......................           2,176
High Income .....................           2,774
World Governments ...............           4,447
Emerging Markets Equity .........              28
Bond ............................             287
Limited Maturity ................              67
Money Market ....................             699


Custodian


State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.


Shareholder Servicing Agent


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Series.


Distributor

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").

As agent, MFD currently offers shares of each Series on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Series or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for a Series are made by employees of MFS, who are appointed and supervised by its senior officers. Changes in a Series' investments are reviewed by the Trust's Board of Trustees. A Series' portfolio manager may serve other clients of MFS or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealers through which it seeks this result. MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Series and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as fixed income securities, which are principally traded in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers (where no stated commissions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to MFS on the tender of a Series' portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Series by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, MFS may cause a Series to pay a broker-dealer which provides brokerage and research services to MFS an amount of commission for effecting a securities transaction for a Series in excess of the amount other broker-dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising a Series.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series' and MFS's other clients, in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of a Series. The Trustees (together with the Trustees of the other MFS Funds) have directed MFS to allocate a total of $39,355 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between each Fund and MFS).


The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that each Series pays to MFS will not be reduced as a consequence of the receipt of brokerage and research services by MFS. To the extent a Series' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Series will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both a Series and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For fiscal year ended December 31, 1997, the Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series and Limited Maturity Series paid brokerage commissions of $558,527, $21,178, $551,920, $48,902, $41,930, $72,725 and $55, respectively, on total transactions of $361,445,006, $13,529,479, $417,835,632, $54,766,004, $37,761,104, $37,336,000
and $9,651, respectively. For the period from October 16, 1997, through December 31, 1997, the Emerging Markets Equity Series paid brokerage commissions of $2,929 on total transactions of $892,279. For fiscal year ended December 31, 1996, the Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series and Utilities Series paid brokerage commissions of $110,808, $2,473, $49,208, $7,661, $10,035 and
$20,924, respectively, on total transactions of $73,634,924, $1,578,092, $31,609,275, $9,321,266, $9,329,814, and $11,241,156, respectively. For fiscal year ended December 31, 1995, the Emerging Growth Series, Utilities Series, Total Return Series, Growth With Income Series and Research Series paid brokerage commissions of $9,408, $8,281, $2,571, $191 and $6,332, respectively, on total transactions of $6,057,384, $4,450,825, $2,161,403, $346,170 and
$4,278,466, respectively. Not all of the Series' transactions are equity security transactions which involve the payment of brokerage commissions. During the fiscal year ended December 31, 1997, the Emerging Growth Series owned securities issued separately by Lehman Brothers and Morgan Stanley, which had a value of $499,800 and $1,466,300, respectively, at fiscal year end; Research Series owned securities issued separately by Chase Manhattan, Merrill Lynch and Morgan Stanley, which had a value of $3,266,604, $1,706,737 and $1,158,850, respectively, at fiscal year end; Growth With Income Series owned securities issued separately by Chase Manhattan and Merrill Lynch, which had a value of $120,450 and $262,575, respectively, at fiscal year end; Total Return Series owned securities issued separately by Chase Manhattan, Merrill Lynch, Morgan Stanley and Nationsbank, which had a value of $247,689, $138,581, $289,712 and $442,715, respectively, at fiscal year end; Bond Series owned securities issued separately by Lehman Brothers and Bear Sterns, which had a value of $10,584 and $100,786, respectively, at fiscal year end; and Limited Maturity Series owned securities issued by Bear Stearns, which had a value of $30,236 at fiscal year end. Each of these entities are regular broker dealers of such Series.


In certain instances there may be securities which are suitable for a Series' portfolio as well as for that of one or more of the other clients of MFS. Investment decisions for a Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, it is believed that a Series' ability to participate in volume transactions will produce better executions for the Series.

6. TAX STATUS

Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.


Each Series of the Trust has elected (and, in the case of the New Discovery Series, intends to elect) to be, and to qualify each year for treatment as, a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of each Series' gross income, the amount of each Series' distributions and the composition of each Series' portfolio assets. Because each Series intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay any federal income or excise taxes, although a Series which has foreign-source income may be subject to foreign withholding taxes. If any of the Series should fail to qualify as a "regulated investment company" in any year, that Series would incur regular corporate federal income tax upon its taxable income.

Each Series intends to continue to diversify its assets as required by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series should fail to comply with these requirements, Contracts that invest in the Series would not be treated as annuity, endowment or life insurance contracts under the Code.

Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds, certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of those positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts, "short sales against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series' intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.


7. NET INCOME AND DISTRIBUTIONS


Money Market Series: The net income attributable to the Money Market Series is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day. (For taxation information on distributions, see "Information Concerning Shares of Each Series--Distributions" in the Prospectus.)

For this purpose, the net income attributable to shares of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Money Market Series, (ii) less all actual and accrued expenses of the Money Market Series determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the Money Market Series, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.


Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Money Market Series divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.


It is expected that the shares of the Money Market Series will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder of the Money Market Series as having contributed to its capital that number of full and fractional shares of the Money Market Series in the account of such shareholder which represents its proportion of such excess. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by its investment in the Money Market Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

All Other Series: Each Series other than the Money Market Series intends to distribute to its shareholders annually dividends equal to all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year. (For additional taxation information, see "Tax Status" above.)


8. DETERMINATION OF NET ASSET VALUE; PERFORMANCE INFORMATION

Net Asset Value

The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.

Money Market Series: Portfolio securities of the Money Market Series are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of the Money Market Series, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

All Other Series: Securities, futures contracts and options in a Series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in a Series' portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in a Series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Performance Information

Money Market Series: The Money Market Series will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the Money Market Series. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

Any current yield quotation of the Money Market Series which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Money Market Series so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of the Money Market Series in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the Money Market Series expenses. Yield quotations for the Series are presented in Appendix A attached hereto.

All Other Series:

Total Rate of Return -- Each Series, other than the Money Market Series, will calculate its total rate of return of its shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested) to reach the value of that investment at the end of the periods. Each Series may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. Total rate of return quotations for each Series are presented in Appendix A attached hereto.


Yield -- Any yield quotation for a Series, other than the Money Market Series, is based on the annualized net investment income per share of that Series for the 30-day period ended December 31, 1997 (the end of the Trust's fiscal year). The yield for such a Series is calculated by dividing its net investment income earned during the period by the offering price per share of that Series on the last day of the period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest of that Series during the period, minus accrued expenses of that Series for the period by (ii) the average number of shares of that Series entitled to receive dividends during the period multiplied by the offering price per share on the last day of the period. Yield quotations for each Series are presented in Appendix A attached hereto.

From time to time each Series may, as appropriate, quote fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., Variable Annuity Research Data Service, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford
C. Bernstein & Co. Series' performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time a Series may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Series; the Series' portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Series may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Series may use charts and graphs to illustrate the past performance of various indices such as those mentioned above.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning[TM] program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

MFS Firsts: MFS has a long history of innovations.


-- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

-- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

-- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the 1933 Act ("Truth in Securities Act" or "Full Disclosure Act").

-- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders take capital gain distributions either in additional shares or in cash.

-- 1976 -- MFS[RegTM] Municipal Bond Fund is among the first municipal bond funds established.

-- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

-- 1981 -- MFS[RegTM] World Governments Fund is established as America's first globally diversified fixed income mutual fund.

-- 1984 -- MFS[RegTM] Municipal High Income Fund is the first mutual fund to seek high tax-free income from lower-rated municipal securities.

-- 1986 -- MFS[RegTM] Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 -- MFS[RegTM] Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock
           Exchange.

-- 1987 -- MFS[RegTM] Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

-- 1989 -- MFS Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

-- 1990 -- MFS[RegTM] World Total Return Fund is the first global balanced fund.

-- 1993 -- MFS[RegTM] World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


-- 1993 -- MFS becomes money manager of MFS[RegTM] Union Standard[RegTM] Equity
           Fund, the first fund to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.



9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the thirteen series identified on page 2 hereof. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. The Trustees have no current intention to classify more than one class of shares. Each share of a Series represents an equal proportionate interest in the assets of the Series. Upon liquidation of a Series, shareholders of the Series are entitled to share pro rata in the net assets of the Series available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent any Series' shareholder owns a controlling percentage of the Series' shares, such shareholder may affect the outcome of such matters to a greater extent than other Series shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or
(ii) by the Trustees by written notice to the shareholders of the Trust of the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Deloitte & Touche LLP are the Trust's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The Portfolio of Investments at December 31, 1997, the Statement of Assets and Liabilities at December 31, 1997, the Statement of Operations for the period ended December 31, 1997, the Statement of Changes in Net Assets for the period ended December 31, 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Reports to Shareholders of the Series, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Copies of these Annual Reports accompany this SAI.

                                                                     APPENDIX A


                            PERFORMANCE QUOTATIONS


All performance quotations are as of December 31, 1997.



                                            Average Annual
                                             Total Returns              Actual 30-Day
                                    ------------------------------    Yield (including       30-Day Yield
              Series                   1 Year      Life of Series         Waivers)         (Without Waivers)
---------------------------------   -----------   ----------------   ------------------   ------------------
Emerging Growth .................       21.90%          23.53%(1)              --                   --
Value ...........................       26.47%          25.99%(2)              --                   --
Research ........................       20.26%          22.13%(3)              --                   --
Growth with Income ..............       29.78%          27.61%(4)              --                   --
Total Return ....................       21.30%          20.93%(5)              --                   --
Utilities .......................       31.70%          27.92%(5)              --                   --
High Income .....................       13.52%          12.66%(3)            9.95%                9.31%
World Governments ...............       -1.13%           4.92%(6)            4.14%                3.09%
Emerging Markets Equity .........          --          -10.00%(8)              --                   --
Bond ............................       10.14%           6.94%(7)            4.87%               -3.85%
Limited Maturity ................        6.08%           6.33%(2)            4.74%               -2.20%
Money Market ....................        4.91%           4.62%(5)             N/A                  N/A


----------------
(1) From the commencement of investment operations on July 24, 1995.

(2) From the commencement of investment operations on August 14, 1996.

(3) From the commencement of investment operations on July 26, 1995.
(4) From the commencement of investment operations on October 9, 1995.
(5) From the commencement of investment operations on January 3, 1995.
(6) From the commencement of investment operations on June 14, 1994.
(7) From the commencement of investment operations on October 24, 1995.

(8) From the commencement of investment operations on October 16, 1997.

The current annualized yield of the Money Market Series for the seven-day period ended December 31, 1997 was 4.70%, and the effective annualized yield of the Money Market Series for such period was 4.81%.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000


Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110


Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-8730
Mailing Address
P.O. Box 1400, Boston, MA 02104-9985

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



MFS[RegTM] Variable
Insurance Trust(SM)


500 Boylston Street
Boston, MA 02116






      [MFS LOGO]
 We invented the mutual fund(SM)

                                     PART C


Item 24. (a) Financial Statements and Exhibits


             All Series (except MFS New Discovery Series)

             Financial Statements Included in Parts A and B:

             Included in Part A of this Registration Statement:

                Financial Highlights for:

                the MFS Emerging Growth Series for the period from commencement of investment operations on July 24, 1995 to December 31, 1997;

                the MFS Value Series and the MFS Limited Maturity Series for the period from commencement of investment operations on August 14, 1996 to December 31, 1997;

                the MFS Research Series and the MFS High Income Series for the period from commencement of investment operations on July 26, 1995 to December 31, 1997;

                the MFS Total Return Series, the MFS Utilities Series and the MFS Money Market Series for the period from commencement of investment operations on January 3, 1995 to December 31, 1997;

                the MFS Growth With Income Series for the period from commencement of investment operations on October 9, 1995 to December 31, 1997;

                the MFS World Governments Series for the period from commencement of investment operations on June 14, 1994 to December 31, 1997; the MFS Bond Series for the period from commencement of investment operations on October 24, 1995 to December 31, 1997; and

                the MFS/Foreign & Colonial Emerging Markets Equity Series for the period from commencement of operations on October 16, 1997 to December 31, 1997.


             Included in Part B of this Registration Statement:


                At December 31, 1997:
                  Portfolio of Investments*
                  Statement of Assets and Liabilities*

               For the year or the period ended December 31, 1997:
                  Statement of Operations*

               For the two years in the period ended December 31, 1997:
                  Statement of Changes in Net Assets*

                  Statement of Operations* and Statement of Changes in Net Assets* for the MFS Value Series and the MFS Limited Maturity Series are for the period from commencement of investment operations on August 14, 1996 to December 31, 1997, and for the MFS/Foreign & Colonial Emerging Markets Equity Series are for the period from commencement of operations on October 16, 1997 to December 31, 1997.

------------------------

* Incorporated by reference to the Annual Reports to Shareholders of the Series, each dated December 31, 1997, filed with the SEC via EDGAR on March 5, 1998 (for MFS Emerging Growth Series and MFS Research Series), and March 6, 1998 (for all other operational Series of the Trust).



         (b) Exhibits

              1  (a) Declaration of Trust, dated January 28, 1994.  (3)

                 (b) Amendment to Declaration of Trust - Designation of Series
                     of Shares dated January 31, 1994. (3)

                 (c) Amendment to Declaration of Trust - Redesignation of
                     Series, dated June 1, 1995. (3)

                 (d) Amendment to Declaration of Trust - Redesignation of
                     Series, dated April 25, 1996. (4)


                 (e) Amendment to Declaration of Trust - Redesignation of
                     Series, dated September 9, 1997. (8)

                 (f) Amendment to Declaration of Trust - Designation of MFS New
                     Discovery Series, dated February 26, 1998. (6)


              2      By-Laws, dated January 28, 1994.  (3)

              3      Not Applicable.

              4      Not Applicable.

              5  (a) Investment Advisory Agreement by and between Registrant and
                     Massachusetts Financial Services Company, dated April 14, 1994 as amended and restated on October 1, 1997. (6)

                 (b) Sub-Advisory Agreement by and between Massachusetts
                     Financial Services Company and Foreign & Colonial Management Ltd., dated October 16, 1997. (6)

                 (c) Sub-Advisory Agreement by and between Foreign & Colonial
                     Management Ltd. and Foreign & Colonial Emerging Markets Limited, dated October 16, 1997. (6)

                 (d) Form of Investment Advisory Agreement between the
                     Registrant and Massachusetts Financial Services Company on behalf of MFS New Discovery Series. (6)


              6 Distribution Agreement between Registrant and Massachusetts Investors Services, Inc., dated April 14, 1994. (3)

              7      Not Applicable.


              8 Form of Custodian Agreement between Registrant and State Street Bank & Trust Company; filed herewith.

              9

                 (a) Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, dated April 14, 1994. (3)

                 (b) Dividend Disbursing Agency Agreement between Registrant and
                     State Street Bank and Trust, dated April 14, 1994. (3)

                 (c) Loan Agreement among MFS Borrowers and The First National
                     Bank of Boston, dated as of February 21, 1995 (2)

                 (d) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (5)


                 (e) Master Administrative Services Agreement, dated March 1,
                     1997, as amended. (7)

              10 Opinion and Consent of Counsel, dated April 29, 1998; filed herewith.

              11     Consent of Deloitte & Touche LLP; filed herewith.

              12     Not Applicable.

              13     Investment Representation Letter. (3)

              14     Not Applicable.

              15     Not Applicable.

              16 Schedule of Computation for Performance Quotations - Average Annual Total Rate of Return, Aggregate Total Rate of Return and Standardized Yield. (1)


              17 Financial Data Schedules for each operational Series of the Trust for the year ended December 31, 1997; filed herewith.

              18     Not Applicable.

                     Power of Attorney dated August 12, 1994. (3)

                     Power of Attorney dated February 19, 1998. (6)

----------------------------

(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on October 26, 1995.
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the SEC via EDGAR on May 30, 1996.
(5) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on February 27, 1998.
(7) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on March 30, 1998.
(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed with the SEC via EDGAR on October 1, 1997.


Item 25.     Persons Controlled by or under Common Control with Registrant

             Not applicable.

Item 26.     Number of Holders of Securities

             MFS Emerging Growth Series

             (1)                                               (2)
      Title of Class                             Number of Record Holders


      Shares of Beneficial Interest                            56
             (without par value)                 (as of  March 31, 1998)

      MFS Value Series

             (1)                                               (2)
      Title of Class                             Number of Record Holders


      Shares of Beneficial Interest                             8
             (without par value)                 (as of  March 31, 1998)


      MFS Research Series

             (1)                                               (2)
      Title of Class                             Number of Record Holders


      Shares of Beneficial Interest                            40
             (without par value)                 (as of  March 31, 1998)


      MFS Growth With Income Series

             (1)                                               (2)
      Title of Class                             Number of Record Holders


      Shares of Beneficial Interest                            27
             (without par value)                 (as of  March 31, 1998)


      MFS Total Return Series

             (1)                                               (2)
      Title of Class                             Number of Record Holders


      Shares of Beneficial Interest                            26
             (without par value)                 (as of  March 31, 1998)


      MFS Utilities Series

             (1)                                               (2)
      Title of Class                             Number of Record Holders


      Shares of Beneficial Interest                            19
             (without par value)                 (as of  March 31, 1998)

       MFS High Income Series

              (1)                                              (2)
       Title of Class                            Number of Record Holders


       Shares of Beneficial Interest                           13
              (without par value)                (as of  March 31, 1998)


       MFS World Governments Series

              (1)                                              (2)
       Title of Class                            Number of Record Holders


       Shares of Beneficial Interest                           26
              (without par value)                (as of  March 31, 1998)


       MFS/Foreign & Colonial Emerging Markets Equity Series

              (1)                                              (2)
       Title of Class                            Number of Record Holders


       Shares of Beneficial Interest                            7
              (without par value)                (as of  March 31, 1998)


       MFS Bond Series

              (1)                                              (2)
       Title of Class                            Number of Record Holders


       Shares of Beneficial Interest                           12
              (without par value)                (as of  March 31, 1998)


       MFS Limited Maturity Series

              (1)                                              (2)
       Title of Class                            Number of Record Holders


       Shares of Beneficial Interest                            8
              (without par value)                (as of  March 31, 1998)

       MFS Money Market Series

              (1)                                              (2)
       Title of Class                            Number of Record Holders


       Shares of Beneficial Interest                            8
              (without par value)                 (as of  March 31, 1998)


Item 27. Indemnification

         Reference is hereby made to (a) Section 5.3 of the Registrant's Declaration of Trust; and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


Item 28. Business and Other Connections of Investment Adviser

         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has six series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund and MFS Asia Pacific Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity
Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has eight series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund,

MFS Real Estate Investment Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has six series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund (the Vertex Funds are expected to be declared effective April 28, 1998)), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has seven series) and MFS Variable Insurance Trust ("MVI") (which has twelve series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

         Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for

MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

         MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Meridian Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

         MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         MFS

         The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman, Chief Executive Officer and President, Mr. Scott is a Senior Executive Vice President and Secretary, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas
J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

         Massachusetts Investors Trust
         Massachusetts Investors Growth Stock Fund
         MFS Growth Opportunities Fund
         MFS Government Securities Fund
         MFS Series Trust I
         MFS Series Trust V
         MFS Series Trust VI
         MFS Series Trust X
         MFS Government Limited Maturity Fund

         Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

         MFS Series Trust II

         Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Government Markets Income Trust
         MFS Intermediate Income Trust

         Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Series Trust III

         James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Series Trust IV MFS Series Trust IX

         Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Series Trust VII

         Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Series Trust VIII

         Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Municipal Series Trust

         Robert A. Dennis is Vice President, David B. Smith and Geoffrey L. Schechter, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Variable Insurance Trust
         MFS Series Trust XI
         MFS Institutional Trust

         Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Municipal Income Trust

         Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Multimarket Income Trust MFS Charter Income Trust

         Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Special Value Trust

         Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS/Sun Life Series Trust

         John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         Money Market Variable Account
         High Yield Variable Account
         Capital Appreciation Variable Account
         Government Securities Variable Account
         Total Return Variable Account
         World Governments Variable Account
         Managed Sectors Variable Account

         John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

         Vertex

         Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         MIL

         Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

         MIL-UK

         Thomas J. Cashman, Jr. is President and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFSI - Australia

         Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS Holdings - Australia

         Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MIL Funds

         Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS Meridian Funds

         Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

         MFD

         Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

         MFSC

         Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSI

         Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John
A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

         RSI

         Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart           President and a Director, Sun Life
                                     Assurance Company of Canada, Sun Life
                                     Centre, 150 King Street West, Toronto,
                                     Ontario, Canada (Mr. Stewart is also an
                                     officer and/or Director
                                     of various subsidiaries and affiliates of Sun Life)

         John D. McNeil              Chairman, Sun Life Assurance Company of
                                     Canada, Sun Life Centre, 150 King Street
                                     West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                     Life)

         Joseph W. Dello Russo       Director of Mutual Fund Operations, The
                                     Boston Company, Exchange Place, Boston,
                                     Massachusetts (until August, 1994)

         Item 29. Distributors

         (a) Reference is hereby made to Item 28 above.

         (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

         Item 30. Location of Accounts and Records

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

              NAME                                        ADDRESS

  Massachusetts Financial Services                     500 Boylston Street
   Company (investment adviser)                        Boston, MA  02116

  MFS Fund Distributors, Inc.                          500 Boylston Street
   (distributor)                                       Boston, MA  02116

  Investors Bank & Trust                               89 South Street
   Company (custodian)                                 Boston, MA  02111

  MFS Service Center, Inc.                             500 Boylston Street
   (transfer agent)                                    Boston, MA  02116

         The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

         Item 31. Management Services

         Not applicable.

         Item 32. Undertakings

         (a) Not applicable.

         (b) Not Applicable.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION OF EXHIBIT                       PAGE NO.


    8            Form of Custodian Agreement between Registrant
                  and State Street Bank & Trust Company

   10            Opinion and Consent of Counsel, dated
                   April 29, 1998.

   11            Consent of Deloitte & Touche LLP

   17              Financial    Data    Schedules   for   each
                   operational Series of the Trust for the year ended December 31, 1997

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of April, 1998.

                                                MFS VARIABLE INSURANCE TRUST


                                                By:      JAMES R. BORDEWICK, JR.
                                                Name:    James R. Bordewick, Jr.
                                                Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 1998.

         SIGNATURE                     TITLE


STEPHEN E. CAVAN*                      Principal Executive Officer
-----------------
Stephen E. Cavan


W. THOMAS LONDON*                      Treasurer (Principal Financial Officer
-----------------                       and Principal Accounting Officer)
W. Thomas London


WILLIAM R. GUTOW*                      Trustee
-----------------
William R. Gutow


NELSON J. DARLING, JR.*                Trustee
-----------------------
Nelson J. Darling, Jr.

                                       *By:   JAMES R. BORDEWICK, JR.
                                        Name: James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to
                                        (i) a Power of Attorney dated August 12,
                                        1994, incorporated by reference to the
                                        Registrant's Post-Effective Amendment
                                        No. 4 filed electronically with the
                                        Securities and Exchange Commission on
                                        October 26, 1995; and (ii) a Power of
                                        Attorney dated February 19, 1998,
                                        incorporated by reference to the
                                        Registrant's Post-Effective Amendment
                                        No. 10 filed electronically with the
                                        Securities and Exchange Commission on
                                        February 27, 1998.